UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Diversified Restaurant Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIVERSIFIED RESTAURANT HOLDINGS, INC. 27680 Franklin Road Southfield, Michigan 48034 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2011

To our Stockholders:

The Annual Meeting of Stockholders of Diversified Restaurant Holdings, Inc. (the “Company”) will be held at the Company’s Headquarters, which are located at 27680 Franklin Road, Southfield, Michigan 48034, on Thursday, May 26, 2011, at 10:00 a.m., EDT, for the following purposes:

(i)	To elect a slate of seven Directors for terms to expire at the 2012 annual meeting of stockholders;

(ii)	To ratify the Company’s Stock Incentive Plan of 2011;

(iii)	To ratify the Company’s Employee Stock Discount Purchase Plan;

(iv)	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2011; and

(iv)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed April 21, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

We have enclosed the Company’s Proxy Statement and form of proxy card in connection with this proxy solicitation.  We have also enclosed the Company’s Annual Report on Form 10-K for the fiscal year ending December 26, 2010, as amended, which contains financial and other information concerning the Company.  The Proxy Statement and Annual Report are also available at the Company’s website, www.diversifiedrestaurantholdings.com.   All SEC filings by the Company are available at www.sec.gov.

IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE, STAMP, AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

By Order of the Board of Directors,

/s/ David G. Burke
David G. Burke
Director and Chief Financial Officer
April 28, 2011
Southfield, Michigan

Diversified Restaurant Holdings, Inc.
__________________

Proxy Statement
For the Annual Meeting of Stockholders
To Be Held on May 26, 2011
__________________

___________________________
*To be voted on at the meeting

DIVERSIFIED RESTAURANT HOLDINGS, INC.
27680 Franklin Road
Southfield, Michigan  48034
__________________

PROXY STATEMENT
For the Annual Meeting of Stockholders
To be held on May 26, 2011
__________________

This Proxy Statement (“Proxy Statement”) is furnished by and on behalf of the Board of Directors (the “Board”) of Diversified Restaurant Holdings, Inc. (“we,” “our,” “us,” the “Company,” or “DRH”) in connection with the solicitation of proxies for use at the 2011 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 10:00 a.m., EDT, Thursday, May 26, 2011, at the Company’s Headquarters, which are located at 27680 Franklin Road, Southfield, Michigan 48034, and at any adjournments thereof.  Distribution of this Proxy Statement and the accompanying form of proxy is scheduled to begin on or about April 28, 2011.

THE BOARD URGES YOU TO COMPLETE, SIGN, DATE, STAMP AND RETURN THE
ENCLOSED PROXY CARD IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of the meeting. These matters include the election of directors, ratification of the Company’s Stock Incentive Plan of 2011, ratification of the Employee Stock Discount Purchase Plan and ratification of the selection of our independent registered public accounting firm.

Please read this Proxy Statement carefully. You should consider the information contained in this Proxy Statement when deciding how to vote your shares.

Who is entitled to vote?

The Board has set April 21, 2011 as the record date for the annual meeting. If you were a stockholder of record at the close of business on the record date, April 21, 2011, you are entitled to receive notice of the meeting and to vote your shares at the meeting. Holders of the Company’s common stock are entitled to one vote per share.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, Fidelity Transfer Company, you are a “stockholder of record.” If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instructions provided by it.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What is a proxy?

A proxy is your designation of another person to vote on your behalf. The other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We sometimes refer to this as your “proxy vote.” By completing and returning the enclosed proxy card, you are giving the persons appointed as proxies by our Board the authority to vote your shares.

How many shares must be present to hold the meeting?

At least a majority of the shares of our common stock outstanding on the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•  you are present and vote in person at the meeting; or

•  you have properly submitted a proxy by mail.

As of the record date, 18,876,000 shares of our common stock were outstanding and entitled to vote. Proxies that are received and voted as withholding authority, abstentions, and broker non-votes (where a bank, broker or nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote my shares?

If you are a stockholder of record as of the record date, you can either attend the meeting or give a proxy to be voted at the meeting by completing, signing, dating, stamping, and mailing the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the Annual Meeting.

If the shares you own are held in street name, your broker, bank or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. Your broker, bank or other nominee is required to send you directions on how to vote those shares. If you do not give instructions to your broker, bank or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares that do not receive voting instructions will be treated as “broker non-votes.”

If, as of the record date, you are a stockholder of record and you attend the meeting, you may vote in person at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting. If you have questions about attending or would like directions to the Annual Meeting, please write to the Secretary, Diversified Restaurant Holdings, Inc., 27680 Franklin Road, Southfield, Michigan 48034 or call 248-223-9160.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card and do not specify how you want to vote your shares, the proxies will vote your shares:

•	FOR election of all of the nominees for director;

•	FOR ratification of the Company’s Stock Incentive Plan of 2011;

•	FOR ratification of the Employee Stock Discount Purchase Plan;

•	FOR ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2011; and

•	In the discretion of the persons named as proxies as to all other matters that may be properly presented at the Annual Meeting.

Can I change my proxy after submitting my proxy?

Yes, you may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by mail, by voting in person at the meeting, or by delivering to our Secretary a written notice of revocation. Attending the meeting will not revoke your proxy unless you specifically request to revoke it.

What is the vote required to approve each matter?

Election of Directors. The affirmative vote of a plurality of the votes, representing our common stock, cast at the meeting is required for nominees to be elected as directors, meaning the seven directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will not be counted as shares voted on this matter.

Ratification of the Company’s Stock Incentive Plan of 2011.  The affirmative vote of a majority of the common stock present in person or by proxy at the meeting and voting on the matter is necessary to approve the ratification of the Company’s Stock Incentive Plan of 2011.  Abstentions and broker non-votes will not be counted as shares voted on this matter.

Ratification of the Company’s Employee Stock Discount Purchase Plan.  The affirmative vote of a majority of the common stock present in person or by proxy at the meeting and voting on the matter is necessary to approve the ratification of the Employee Stock Discount Purchase Plan.  Abstentions and broker non-votes will not be counted as shares voted on this matter.

Independent Registered Public Accounting Firm. The affirmative vote of a majority of the common stock present in person or by proxy at the meeting and voting on the matter is necessary to approve the ratification of our independent registered public accounting firm.  Abstentions and broker non-votes will not be counted as shares voted on this matter.

Are there other matters to be voted on at the meeting?

As of the date of this Proxy Statement, our Board does not know of any matters which may come before the meeting, other than the matters described in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise and be properly presented at the Annual Meeting, the proxy gives the persons named in the proxy and designated to vote the shares discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

How does the Board recommend I vote?

The Board recommends you vote:

•	FOR election of all of the nominees for director;

•	FOR ratification of the Company’s Stock Incentive Plan of 2011;

•	FOR ratification of the Employee Stock Discount Purchase Plan; and

•	FOR ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for 2011

Who pays for this proxy solicitation?

All costs of soliciting proxies will be borne by the Company. Our directors, officers, and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversation, or by telephone, facsimile or electronic means. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of our common stock.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 26, 2011:

The Company’s Proxy Statement, and 2010 Annual Report on Form 10-K, as amended (“Annual Report”), filed with the Securities and Exchange Commission are available on the Company’s website at www.diversifiedrestauranholdings.com.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock by each person known to us to own beneficially more than 5% of our outstanding shares of common stock as of April 21, 2011. The title of the class of shares for all owners is $0.0001 par value common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Beneficially Owned (1)
T. Michael Ansley 27680 Franklin Road Southfield, MI 48034	11,173,500(2)	59.10%

Thomas D. Ansley 27680 Franklin Road Southfield, MI 48034	1,356,500(3)	7.19%

(1)           The percentages shown are based on the 18,876,000 shares of our common stock outstanding as of April 21, 2011, plus the number of shares that the named person or group has the right to acquire within 60 days of April 21, 2011. For purposes of computing the percentage of outstanding shares of common stock held by each person or group, any shares that the person or group has the right to acquire within 60 days after April 21, 2011 are deemed to be outstanding with respect to such person or group but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or group.

(2)           This information is based on a Schedule 13G filed by T. Michael Ansley on February 11, 2010, and subsequently confirmed by the Board.  The Schedule 13G discloses that T. Michael Ansley has sole voting and dispositive power for these shares. This information includes 11,143,500 shares currently owned directly by Mr. Ansley and options exercisable within 60 days of the date of this Proxy Statement to purchase 30,000 shares at an exercise price of $2.50 per share.

(3)           This information is based on a Schedule 13G filed by Thomas D. Ansley on February 11, 2010.  The Schedule 13G discloses that Thomas D. Ansley has sole voting and dispositive power for these shares.

The following table presents information regarding the beneficial ownership of our common stock, as of April 21, 2011, by each of our directors, each of whom is also a nominee for re-election as a director, our executive officers named in the Summary Compensation Table, and all of our directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Beneficially Owned(1)
T. Michael Ansley°	11,173,500(2)	59.10%
David G. Burke°	30,010(6)	*
Jason T. Curtis	900,000	4.77%
Jay A. Dusenberry°	30,000(4)	*
Philip Friedman°	0	*
David Ligotti°	230,000(5)	1.22%
Joseph M. Nowicki°	0	*
Gregory J. Stevens°	251,979(3)	1.33%

Officers and All Directors As a Group (8 persons)	12, 615,349	66.31%

* Less than one percent
° Existing member of Board

(1)           The percentages shown are based on the 18,876,000 shares of our common stock outstanding as of April 21, 2011, plus the number of shares that the named person or group has the right to acquire within 60 days of April 21, 2011. For purposes of computing the percentage of outstanding shares of common stock held by each person or group, any shares that the person or group has the right to acquire within 60 days after April 21, 2011 are deemed to be outstanding with respect to such person or group but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or group.

(2)           This information includes 11,143,500 shares currently owned directly by Mr. Ansley and options exercisable within 60 days of the date of this Proxy Statement to purchase 30,000 shares at an exercise price of $2.50 per share.

(3)           Includes 221,979 shares currently owned directly by Mr. Stevens and options exercisable within 60 days of the date of this Proxy Statement to purchase 30,000 shares at an exercise price of $2.50 per share. Includes shares owned by the Gregory J. Stevens Trust, of which Mr. Stevens is the sole trustee and beneficiary.

(4)           Includes 6,000 shares currently owned directly by Mr. Dusenberry and options exercisable within 60 days of the date of this Proxy Statement to purchase 24,000 shares at an exercise price of $2.50 per share.

(5)           Includes 200,000 shares currently owned directly by Mr. Ligotti and options exercisable within 60 days of the date of this Proxy Statement to purchase 30,000 shares at an exercise price of $2.50 per share.

(6)           Includes 10 shares currently owned directly by Mr. Burke and options exercisable within 60 days of the date of this Proxy Statement to purchase 30,000 shares at an exercise price of $2.50 per share.

FIRST PROPOSAL—ELECTION OF DIRECTORS

Our Board members are elected annually to serve one-year terms or until their earlier death, resignation or removal.  The Board currently consists of seven members: T. Michael Ansley, David G. Burke, Jay Alan Dusenberry, Philip Friedman, David Ligotti, Joseph M. Nowicki, and Gregory J. Stevens.  Each of these individuals has been nominated, and is seeking approval, to serve as a Director until the annual meeting of stockholders in fiscal 2012 or until his successor has been duly elected and qualified or until his earlier death, resignation or removal.

Each of the above nominees has been recommended by our Disclosure Controls, Governance, and Nominating Committee and nominated by the Board.  Each nominee has consented to serve as a director of the Company, if elected.  If, at the time of the Annual Meeting, any of the nominees are unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy card will be exercised to vote for a substitute candidate designated by the Board.  The Board has no reason to believe that any of the nominees will be unable or will decline to serve as a director.

The Board recommends that the stockholders vote FOR the election of the nominees named above as directors of the Company.

Information About Director Nominees and Executive Officers

Information about our director nominees and executive officers is set forth below. There are no family relationships among any of our directors, nominees for director and executive officers.

Name, Age, and Position with the Company	Has Served As Director Since
Directors Who Are Both Currently Serving and Nominees for Election
T. Michael Ansley, 40, Director, Chairman of the Board, President and Chief Executive Officer	2006
David G. Burke, 39, Director, Chief Financial Officer, Treasurer	2006
Jay Alan Dusenberry, 39, Director, Secretary	2006
Philip Friedman, 64, Director	2011
David Ligotti, 53, Director	2006
Joseph M. Nowicki, 49, Director	2010
Gregory J. Stevens, 40, Director	2006
Executive Officers (Who Are Not Also Directors)
Jason Curtis, 30, Chief Operating Officer

Our executive officers are generally appointed each year at the annual meeting of our Board. Their terms of office are at the discretion of our Board.

The factual information below for each director, nominee for election as a director and for each executive officer has been provided by that person. The particular experience, qualifications, attributes or skills that led our Board to conclude that each should serve on our Board, in light of our business and structure, was determined by our Board or its Disclosure Controls, Governance and Nominating Committee.

T. Michael Ansley is the President, CEO and Chairman of the Board of the Company and has held these positions since our inception. Mr. Ansley serves in similar positions for our wholly-owned subsidiaries AMC Group, Inc., AMC Wings, Inc. and AMC Burgers, Inc.  From 1998 to the present, Mr. Ansley has been the President and Manager of AMC Group, LLC, which has been a subsidiary of DRH since 2006.  Mr. Ansley is a member of the Executive Board of the Children’s Leukemia Foundation of Michigan.  In 1993, Mr. Ansley received a Bachelor of Science degree in business administration from the University of Dayton, located in Dayton, Ohio.

We believe Mr. Ansley is well-qualified to serve as a director of the corporation due to his extensive experience in restaurant management, operations, and development and his demonstrated business leadership abilities.  As founder, Mr. Ansley has led the Company from its inception to total revenues of approximately $45 million in fiscal year 2010.

David G. Burke was appointed Chief Financial Officer and Treasurer of the Company on March 22, 2010.  Mr. Burke is a Member of our Board and has served in that capacity since our inception.  Mr. Burke also served as Secretary from our inception to March 22, 2010, and as a Member of the Audit Committee and Audit Committee Chairman from 2007 to March 22, 2010, when he relinquished those roles to serve as Chief Financial Officer and Treasurer.  From 2002 to March 18, 2010, Mr. Burke was employed by Federal-Mogul Corporation, a leading global supplier of powertrain and safety technologies serving the world’s foremost original equipment manufacturers as well as the worldwide aftermarket, where he held roles of increasing responsibility in finance, marketing and corporate development.  Mr. Burke resigned from his position at Federal Mogul to accept the position as our Chief Financial Officer and Treasurer.  In 1993, Mr. Burke earned a Bachelor of Science degree in mechanical engineering from the University of Dayton, located in Dayton, Ohio.  In 2002, Mr. Burke received a Master of Business in Business Administration, with a concentration in Finance, from the University of Michigan Ross School of Business, located in Ann Arbor, Michigan.

We believe Mr. Burke is well-qualified to serve as a director of the corporation due to his strong leadership, business acumen and analytical skills, including a unique proficiency with regard to financial modeling and market analysis.  Mr. Burke honed his skill set through eight years of experience with a $7 billion global public corporation, while handling special projects for executive management such as business development through acquisition, labor cost-reduction initiatives, strategic planning and supply chain management.

Jay Alan Dusenberry is a member of the Board, and has held that position since our inception.  Mr. Dusenberry served as the Treasurer of the Company from our inception to March 22, 2010, at which time he relinquished the role of Treasurer and was appointed as Secretary of the Company.  Mr. Dusenberry has been a member of the Audit Committee since its inception in 2007.  From 1997 to the present, Mr. Dusenberry has been employed as Vice President of Operations for Cold Heading Company, an automotive supplier of fasteners located in Warren, Michigan.  In 1993, Mr. Dusenberry received a Bachelor of Science degree in finance from the University of Dayton, located in Dayton, Ohio.  In 2004, Mr. Dusenberry received an MBA degree from the University of Detroit Mercy, located in Detroit, Michigan.

We believe Mr. Dusenberry is well-qualified to serve as a director of the Company due to his 17 years of experience in business leadership positions, including experience as a financial analyst for a health care system and senior administrative roles as a plant manager, director and vice president in the automotive manufacturing industry.

Philip Friedman, was appointed to the Board on March 10, 2011. Mr. Friedman served as Chairman, Chief Executive Officer, and President of McAlister’s Corporation, a quick-casual restaurant concept, from 1999 through July of 2010. Currently, Mr. Friedman is Vice Chairman of BrandStand Marketing Group and is a Founding member of IL ‘Pioppo, LLC, importers of organic Italian wines. Mr. Friedman is also President of Friedman & Associates, a strategic planning and management consulting company he founded in 1986. Mr. Friedman serves on the Boards of Directors of the National Restaurant Association and the Mississippi Restaurant Association. He is a member of the Culinary Institute of America’s Society of Fellows and the National Association of Corporate Directors.

 We believe Mr. Friedman is well-qualified to serve as a director of the Company because of his extensive franchise and chain restaurant expertise.  This expertise is particularly relevant to our business as a franchisee of Buffalo Wild Wings (“BWW”) and an owner, operator, and franchisor of our Bagger Dave’s Legendary Burger Tavern (“Bagger Dave’s”) concept.

David Ligotti is a member of the Board and has held that position since our inception.  From 1996 to the present, Mr. Ligotti has owned and operated Oakwood Business Services, LLC (“Oakwood”), an accounting, tax and consulting firm located in Ann Arbor, Michigan.  Mr. Ligotti received a Bachelor of Arts degree in political science in 1979 from Kalamazoo College, located in Kalamazoo, Michigan.  In 1981, Mr. Ligotti received a Masters of Business Administration degree, with a major in accounting, from the University of Michigan, located in Ann Arbor, Michigan.  In 1984, Mr. Ligotti received a Master of Science in Taxation degree from Walsh College, located in Troy, Michigan.

We believe Mr. Ligotti is well-qualified to serve as a director of the Company because he has been a CPA and MBA for nearly 30 years and has 25 years of experience in restaurant finance, technology, operation, administration and accounting.

Joseph M. Nowicki is a member of the Board, a position to which he was elected at the 2010 annual meeting of stockholders. Mr. Nowicki is currently employed as the Chief Financial Officer of Spartan Motors, Inc. (“Spartan”), a position he assumed on June 29, 2009.  Spartan is a Nasdaq-listed specialty vehicle manufacturer (SPAR) with annual revenues of approximately $500 million based in Charlotte, Michigan.  In addition to his duties as Chief Financial Officer, Mr. Nowicki’s responsibilities at Spartan include primary responsibility for human resources and information systems of the business.  Prior to his appointment by Spartan, Mr. Nowicki worked in various capacities with the Michigan-based furniture manufacturer, Herman Miller, Inc. (“Herman Miller”), for approximately 17 years.  During that time, Mr. Nowicki gained experience in financial management and operations in his positions as Vice President of International Finance and Vice President within North American finance. More recently, he served as Treasurer and as a member of Herman Miller’s key leadership, managing all treasury activities for the company, including establishing the overall capital and debt structure, overseeing the pension and investment strategy, and leading investor relations activities. Before joining Herman Miller, Mr. Nowicki held several operations and finance positions, including working for IBM and General Motors and spending several years in public accounting.  In 1988, Mr. Nowicki received a Master of Business Administration from the University of Michigan Ross School of Business, located in Ann Arbor, Michigan.

We believe Mr. Nowicki is well-qualified to serve as a director of the Company because of his extensive public company experience and specialized accounting, finance and capital markets expertise.

Gregory J. Stevens is a member of the Board and has held that position since our inception.  From 1992 to the present, Mr. Stevens has been a Strategic Engineer and partner of Cold Heading Company, an automotive supplier of fasteners located in Warren, Michigan.  Mr. Stevens is currently a member of Desert Rock Enterprises, LLC, an investment company located in Las Vegas, Nevada, an owner and director of Beachlawn, Inc., an industry-leading tier-one automotive supplier, and a director of Ajax Metal Processing, Inc., a leading industrial steel parts heat treating and plating company located in Warren, Michigan.  Mr. Stevens received a Bachelor of Science degree in engineering in 1993 from the University of Dayton, located in Dayton, Ohio.  Mr. Stevens attended Oakland University, located in Rochester, Michigan from 1995 to 1996, where he was enrolled in the Master of Business Administration program.

We believe Mr. Stevens is well-qualified to serve as a director of the Company because of his analytical engineering background, ownership of multiple successful businesses, diverse background in operating all facets of a business and his conservative approach to cash flow management.

Jason Curtis is the Company’s Chief Operating Officer, a position he assumed at the Company’s inception in 2006.  Beginning in 2000, Mr. Curtis worked in positions of increasing responsibility starting at the ground level in the kitchen of a BWW restaurant that is now owned by the Company, until he became Chief Operating Officer of AMC Group, Inc. in 2002.  AMC Group, Inc. became a wholly-owned subsidiary of DRH in 2006.  Mr. Curtis plays an integral role in identifying and developing unit-level management and multi-unit supervisors to address the Company’s expansion plans.  Mr. Curtis serves on the BWW National Leadership Council, a position he was elected to by fellow franchisees within the BWW system. Mr. Curtis is a member of the Executive Board of the Children’s Leukemia Foundation of Michigan.

CORPORATE GOVERNANCE

Director Independence

As the Company is quoted on the Over The Counter Bulletin Board (“OTCBB”) and not one of the national securities exchanges, it is not subject to any director independence requirements.  However, we employ the NASDAQ Stock Market’s standards for determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our employees or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the following persons shall not be considered independent:

•	a director who is, or at any time during the past three years was, employed by us;

•
a director who accepted or who has a family member who accepted any compensation from us in excess of $100,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

•	compensation for service on the Board or any committee thereof;

•	compensation paid to a family member who is one of our employees (other than an executive officer); or

•	under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;

•
a director who is, or has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

•	payments arising solely from investments in our securities; or

•	payments under non-discretionary charitable contribution matching programs;

•
a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of our executive officers served on the compensation committee of such other entity; or

•
a director who is, or has a family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

For purposes of the NASDAQ Stock Market’s independence standards, the term “family member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

The Board has assessed the independence of each non-employee director and director nominee under the NASDAQ Stock Market’s independence standards set forth above and believes that Messrs. Jay Alan Dusenberry, Philip Friedman , Joseph M. Nowicki, and Gregory J. Stevens qualify as independent directors.  In making this determination, our Board has concluded that none of the independent directors has a relationship that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The other directors would not qualify as independent due to their employment by the Company or due to their receipt of certain fees or compensation from the Company.

Board Meetings

The Board met four times in fiscal year 2010.  During 2010, each director attended at least 75% of the total number of meetings of our Board and its committees on which he or she then served.

Board Committees

Our Board has, and appoints members to, three standing committees: the Audit Committee, the Disclosure Controls, Governance and Nominating Committee, and the Compensation Committee. The membership of these committees, as of April 21, 2011, was as follows:

Audit Committee	Disclosure Controls, Governance and Nominating Committee	Compensation Committee
Joseph Nowicki* Jay Dusenberry	Michael Ansley David Burke Gregory Stevens	David Ligotti Gregory Stevens
_______________
*Committee chairman

Each of these committees has a written charter that has been approved by our Board and is available on the investor relations section of our website, www.diversifiedrestaurandholdings.com.

Audit Committee

Our Audit Committee is solely responsible for appointing and reviewing fee arrangements with our independent accountants and approving any non-audit services by our independent accountants.  Our Audit Committee reviews and monitors our internal accounting procedures and reviews the scope and results of the annual audit and other services provided by our independent accountants.  The Audit Committee is also responsible for overseeing our compliance with legal and regulatory requirements, including our disclosure controls and procedures. Our Audit Committee currently consists of Messrs. Joseph Nowicki and Jay A. Dusenberry.  Our Board has determined that each of the Members of the Audit Committee meets the criteria for independence under the statement provided by the NASDAQ Stock Market.

We believe that each of the members of the Audit Committee is financially sophisticated and is able to read and understand our consolidated financial statements.  The Audit Committee met two times during 2010 and both members attended each meeting.  The Chairman of the Audit Committee was present at all meetings.  Our Board has determined that Mr. Nowicki is an audit committee financial expert as defined in Item 401 of Regulation S-K.

Disclosure Controls, Governance and Nominating Committee

The purposes of our Disclosure Controls, Governance and Nominating Committee are to: (i) ensure that all disclosures made by the Company to its stockholders or the investment community fairly present the Company’s financial condition and the results of operations in all material respects and such disclosures are accurate, complete, and timely made as required by applicable laws and any applicable stock exchange requirements; (ii) advise and make recommendations to the Board with respect to corporate governance principles and practices; and (iii) recommend qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the annual meetings and candidates to fill vacancies occurring between annual meetings.

The committee will consider nominees for directors nominated by stockholders upon submission in writing to our corporate secretary of the names of such nominees in accordance with our bylaws.  Our Disclosure Controls, Governance and Nominating Committee currently consists of Messrs. T. Michael Ansley, David G. Burke, and Gregory J. Stevens.  The Disclosure Controls, Governance and Nominating Committee met once during 2010 and all members of the committee were present at that meeting.

The Disclosure Controls, Governance and Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director and considered by the Disclosure Controls, Governance and Nominating Committee and the Board. Generally, candidates have been persons who have been known to one or more of our Board members. The Disclosure Controls, Governance and Nominating Committee has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Disclosure Controls, Governance and Nominating Committee will consider the factors it believes to be appropriate. These factors would generally include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of our Board in collectively serving the long-term interests of our stockholders. We do not have a specific policy relating to the consideration of diversity in identifying director candidates. However, the Disclosure Controls, Governance and Nominating Committee does consider the diversity of our Board when identifying director candidates. The amount of consideration given to diversity varies with the Disclosure Controls, Governance and Nominating Committee’s determination of whether we would benefit from expanding the Board’s diversity in a particular area.  We believe this policy has been effective in identifying candidates with the diverse business experience necessary to lead our growing Company.

Although the Disclosure Controls, Governance and Nominating Committee has the authority to retain a search firm to assist it in identifying director candidates, there has, to date, been no need to employ a search firm. The Disclosure Controls, Governance and Nominating Committee does not evaluate potential nominees for director differently based on whether they are recommended by a stockholder.

Stockholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Disclosure Controls, Governance and Nominating Committee for its consideration, are required to comply with the advance notice and other requirements set forth in our bylaws.

Compensation Committee

Our Compensation Committee is primarily responsible for reviewing and approving the compensation and benefits of our executive officers; evaluating the performance and compensation of our executive officers in light of our corporate goals and objectives; and making recommendations to our Board regarding these matters. Our Compensation Committee currently consists of Messrs. David Ligotti and Gregory J. Stevens.  The Compensation Committee met twice during 2010 and both members of the committee were present at all meetings.

The Compensation Committee’s responsibilities and authority include:

•	reviewing and approving the goals and objectives relating to the compensation of the Company’s executive officers, and may recommend them to the Board for approval.

•
determining, or recommending to the Board for determination, all elements of compensation for executive officers of the Company.  Elements of compensation may include, among other items, (a) annual base salary, (b) annual cash incentive compensation, (c) cash and equity based long-term incentive compensation, (d) employment agreements, severance arrangements and change in control agreements or provisions, (e) deferred compensation and retirement plans, (f) health, disability and life insurance, and (g) special or supplemental benefits.

•	evaluating, at least annually, the performance of the Company’s executive officers.

The Compensation Committee has the authority to delegate appropriate matters to subcommittees as the Compensation Committee may determine in its discretion. The Compensation Committee also has the authority to retain compensation consultants, outside counsel, and other internal or external advisors to assist it in fulfilling its responsibilities, and to approve the related fees and retention terms, as it may deem appropriate in its discretion. The Compensation Committee did not retain or pay any fees to a compensation consultant in fiscal year 2010.

Compensation Committee Interlocks and Insider Participation

Not Applicable.

Compensation Committee Report

Not Applicable.

Board Leadership Structure

Our Board is led by T. Michael Ansley, our Chairman of the Board, President and Chief Executive Officer. The decision as to who should serve as Chairman of the Board, and who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is properly the responsibility of our Board. The members of our Board possess considerable experience and unique knowledge of the challenges and opportunities we face, and are in the best position to evaluate our needs and how best to organize the capabilities of the directors and senior officers to meet those needs. The Board believes that the most effective leadership structure for us, at this time, is for Mr. Ansley to serve as both Chairman of the Board and Chief Executive Officer.

Mr. Ansley was our founding President and Chief Executive Officer and has been our Chairman of the Board and Chief Executive Officer since our inception.  As such, the Board believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, strategic issues for our Board.  Mr. Ansley was one of the key individuals behind our formation and his leadership was instrumental in the drafting and implementation of our strategic plan, as well as our mission and vision statements.  Mr. Ansley’s leadership, in both his Chairman of the Board and Chief Executive Officer roles, continues to ensure that we remain dedicated to and focused on our mission. Our Board believes that his dedication and focus is particularly important to ensure that we continue to differentiate ourselves from our competition, keeping us well poised for future market expansion. Our Board believes that we and our stockholders can be best served by leaving these roles combined.

Our Bylaws authorize our Board to establish an executive committee that may act on behalf of the Board in all matters except the declaration of dividends or undertaking major change transactions such as a merger or sale of substantially all the assets of the Company.  However, at this time, our Board has not designated an executive committee.  Instead, our Board accomplishes most of its corporate governance role, including new director and succession planning, either acting as a whole board or, as appropriate, through its Audit Committee, Disclosure Controls, Governance and Nominating Committee, and Compensation Committee, which are chartered to undertake significant activities as described above.  The Board does not have a lead independent director and does not believe that designating a lead independent director would be necessary or helpful at this time.

Board Role in Risk Oversight

Our Board oversees our risk management in cooperation with management.  The Board and management regularly assess and communicate regarding risks confronting the Company, including transaction-specific risks, macroeconomic trends, industry developments, and risks factors unique to our business.  The members of the Audit Committee also discuss various financial reporting and accounting risk factors with our external accounting and consulting firm, Oakwood.

Communications with the Board

Our Board believes that full and open communication between stockholders and members of our Board is in our best interest and the best interests of our stockholders.  Stockholders can contact any director or committee of the Board by writing to the Chairman of the Audit Committee, at 27680 Franklin Road, Southfield, Michigan 48034.  The Chairman of the Audit Committee will determine the extent to which such stockholder communications should be disseminated to other members and will address the communication with the inquiring stockholders as appropriate.

Director Attendance At Annual Meeting

Our Board does not have a policy requiring directors to attend annual meetings of stockholders.  However, we believe that the Annual Meeting provides an opportunity for stockholders to communicate with directors and have requested that all directors make every effort to attend the Company’s Annual Meeting.  We make every effort to schedule our Annual Meeting at a time and date to maximize attendance by directors, taking into account the directors’ schedules.  All of our board members attended our 2010 Annual Meeting.

Code of Business Conduct and Ethics

We have adopted a corporate code of ethics.  We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.  A copy of our corporate code of ethics may be obtained, without charge, upon written request to: Secretary, 27680 Franklin Road, Southfield, Michigan 48034.  The Code of Ethics may be reviewed on our website at http://www.diversifiedrestaurantholdings.com/images/main/CodeOfEthics.pdf.  A copy of our code of ethics was filed as exhibit 14 to our Form 10-K filed with the SEC on March 31, 2009.  These filings may be viewed online at www.sec.gov.

AUDIT COMMITTEE REPORT

Each member of the Audit Committee is independent, as independence for audit committee members is defined in the Nasdaq listing standards and the rules of the SEC. The Audit Committee’s primary purpose is to assist the Board in overseeing the accounting and financial reporting process; audits of financial statements; internal accounting and disclosure controls; and the internal audit functions.

In carrying out its responsibilities, the Audit Committee supervises the relationship between the Company and its independent registered public accounting firm, including having direct responsibility for the independent registered public accounting firm’s appointment, compensation and retention, reviewing the scope of its audit services, and approving audit and permissible non-audit services. The Audit Committee reviews and discusses the annual and quarterly financial statements as well as the internal audit plan.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls and reporting to the Audit Committee on any significant deficiencies or material weaknesses that are found. Our independent registered public accounting firm for 2010, Silberstein Ungar, PLLC (“SU”), was responsible for auditing the Company’s annual financial statements and for reviewing its unaudited quarterly financial statements.

 The Audit Committee reviewed with SU the overall scope and plan of the audit. In addition, the Audit Committee met with SU, with and without management present, to discuss the results of SU’s audit, its evaluation of the Company’s internal control over financial reporting, the overall quality of the Company’s financial reporting and such other matters as are required to be discussed under the standards of the Public Company Accounting Oversight Board. The Audit Committee has also received from, and discussed with, SU the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended.

The Audit Committee has discussed with SU that firm’s independence from management and the Company and has received from SU the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding SU’s communications with the Audit Committee concerning independence. The Audit Committee has also considered the compatibility of audit related and tax services with SU’s independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K, as amended, for the year ended December 26, 2010 with both management and our independent registered public accounting firm. The Audit Committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

 In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K, as amended, for the year ended December 26, 2010 for filing with the SEC.

Submitted by the members of the Audit Committee:

Joseph M. Nowicki, Chairman
Jay Alan  Dusenberry

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Table

The following table summarizes compensation earned by or paid to our principal executive officer and our other executive officers for our last two completed fiscal years. No other executive officer received total annual salary and bonus equal to or in excess of $100,000 during those periods.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
T. Michael Ansley	2010	180,000	30,000		4,732			8,400	223,132
President and Chief Executive Officer	2009	86,154			6,462			11,178	103,794
David G. Burke	2010	170,000	25,000		4,732				199,732
Chief Financial Officer
Jason T. Curtis	2010	100,000	20,000					8,400	128,400
Chief Operating Officer	2009	70,000	15,142					8,400	93,542

Base Salary and Bonus

Consistent with our objective of attracting and retaining highly qualified and experienced employees, we establish base salary ranges for our executive officers that are intended to be competitive for comparable positions. Base salary data for comparable industry positions are reviewed annually from survey data obtained from the Chain Restaurant Executive Compensation Report prepared by HVS Executive Search and Nations Restaurant News and other pertinent sources.  Annual salary increases are tied to objective performance-based criteria established by the Compensation Committee.

The following table sets forth certain information for our executive officers concerning unexercised options, stock that has not vested, and equity incentive plan awards as of December 26, 2010.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
T. Michael Ansley	30,000	30,000	0	2.50	30,000 - 7/30/13 30,000 – 7/30/16	30,000	157,500	0	0
David G. Burke	30,000	30,000	0	2.50	30,000 - 7/30/13 30,000 – 7/30/16	30,000	157,500	0	0
Jason T. Curtis	0	0	0	0	--	0	0	0	0

Directors and Compensation

The table below provides information regarding the compensation of our directors for our fiscal year ending December 26, 2010.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jay Alan Dusenberry	0	0	4,732	0	0	0	4,732
David Ligotti	0	0	4,732	0	0	0	4,732
Joseph M. Nowicki	0	0	1,501	0	0	0	1,501
Gregory J. Stevens	0	0	4,732	0	0	0	4,732
Bill McClintock	0	0	1,501	0	0	0	1,501
________________________________
_______________
(1)
Compensation information for T. Michael Ansley, President and Chief Executive Officer, and David G. Burke, Chief Financial Officer, is fully reflected in the Summary Compensation Table above and, as such, is not repeated here.

(2)
At December 26, 2010, Messrs. Ansley, Burke, Ligotti, Stevens and Dusenberry had outstanding options to purchase 60,000 shares of the Company’s common stock and Messrs. Nowicki and McClintock had outstanding options to purchase 30,000 shares of the Company’s common stock.

Long-Term Incentive Plans and Awards

During the fiscal year ended December 26, 2010, we did not have any long-term incentive plans or pension plans that provided compensation intended to serve as incentive for performance. No individual grants or agreements regarding future payouts under non-stock price-based plans have been made to any executive officer, director, employee, or consultant since our inception.  Accordingly, no future payouts under non-stock price-based plans or agreements have been granted, entered into, or exercised by any of our officers, directors, employees or consultants since we were founded.

Compensation of Directors

The members of the Board were granted options to purchase up to 30,000 shares of our common stock in return for their services as directors. Under the terms of the stock option agreements, they received the option to purchase 10,000 shares in each of the first three years of their terms as directors. If they resign their position during that period, their options will not vest. Once vested, the options will allow the directors to purchase our common stock for $2.50 per share. The options will expire six years from the date of grant.

Effective March 15, 2011, the Company entered into a consulting agreement (“Consulting Agreement”) with P. Friedman & Associates, Inc. (“Friedman & Associates”), a business consultancy of which Mr. Philip Friedman, a recently appointed member of the Company’s Board of Directors (see Item 5.02 disclosures below), is President and an equity owner. The Consulting Agreement is for a term of one year and provides that Friedman & Associates will provide specialized consulting services to the Company in the areas of retail restaurant management, operation, and development. The Company will compensate Friedman and Associates $18,000 per annum, payable in twelve equal monthly installments, for its services during the term of the agreement.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

There are no employment or other contracts or arrangements with officers.  There are no compensation plans or arrangements, including payments to be made by the Company with respect to the officers, directors, employees or consultants of the Company, that would result from the resignation, retirement or any other termination of such directors, officers, employees or consultants with the Company. There are no arrangements for directors, officers, employees or consultants that would result from a change in control of the Company.

TRANSACTIONS WITH RELATED PERSONS

Certain Transactions

Loans from Related Parties

T. Michael Ansley is the President and Chief Executive Officer of the Company, Chairman of the Board, and a principal stockholder of the Company.  In January 2008, Mr. Ansley made a loan to the Company in the amount of $100,000.  The term of the loan was three years and earned interest at the rate of 3.20% per annum. During fiscal year 2010, we made principal payments totaling $52,413 and interest payments totaling $913.  The loan was paid in full during 2010.  We believe this loan was made on terms at least as favorable to the Company as could be obtained from an unrelated third party.

Accounting Services

David Ligotti is a member of our Board and the owner and operator of Oakwood, a provider of accounting and consulting services.  Oakwood provides accounting and business services to the Company under contract and we paid Oakwood approximately $15,000 per month for such services during fiscal year 2010. Oakwood has provided these services since our inception.  We believe this relationship is on terms at least as favorable to the Company as could be obtained from an unrelated third party.

Purchase of Affiliated Restaurants

On February 1, 2010, the Company, through its wholly-owned subsidiary AMC Wings, Inc., acquired nine affiliated BWW restaurants (the “Affiliated Restaurants”) for a total purchase price of $3,134,790 by exercising the option to purchase described below.  The table below details the name, location, identity of the sellers and purchase price of each of the Affiliated Restaurants.  The purchase of each of the Affiliated Restaurants was accomplished pursuant to an Amended and Restated Stock Purchase Agreement or a Membership Interest Purchase Agreement, as applicable (the “Purchase Agreements”).  Each of the Purchase Agreements is dated February 1, 2010.  Conformed copies of the Purchase Agreements are attached as Exhibit 2.01 to our Form 8-K filed with the Securities and Exchange Commission on February 5, 2010.

Prior to this acquisition, the Company managed and operated each of the Affiliated Restaurants through its wholly-owned subsidiary, AMC Group, Inc.  In August of 2008, the Company obtained the option to purchase 100% of the outstanding equity interests of the holding companies of each of the Affiliated Restaurants.  Under the terms of the Purchase Agreements, the purchase price for each of the Affiliated Restaurants was determined by multiplying each company’s average annual earnings before interest, taxes, depreciation and amortization (EBITDA), for the previous three  fiscal years (2007, 2008 and 2009) by two, and subtracting the long-term debt of such company.  Two of the Affiliated Restaurants did not have a positive purchase price under the above formula.  As a result, the purchase price for those entities was set at $1.00 per membership interest percentage.  The Company’s option to acquire the Affiliated Restaurants was set to expire on August 31, 2010.

Each of the Affiliated Restaurants was owned by the related persons identified adjacent to such restaurant’s name in the table below.  These persons have the following relationships with the Company:

•	T. Michael Ansley is the Chairman of the Board, President and CEO and a principal stockholder of the Company;

•	Thomas D. Ansley is the father of T. Michael Ansley and a principal stockholder of the Company;

•	Mark C. Ansley is the brother of T. Michael Ansley;

•	Jason T. Curtis is the Chief Operations Officer and a principal stockholder of the Company;

•	Michael R. Lichocki is a Director of Operations for, and a stockholder of, the Company; and

•	Steven A. Menker is a principal stockholder of the Company.

The acquisition of the Affiliated Restaurants was approved by resolution of the disinterested directors of the Company, who determined that the acquisition terms were at least as favorable as those that could be obtained through arms-length negotiations with an unrelated party.

The Company has paid the purchase price for each of the Affiliated Restaurants to each selling stockholder by issuing an unsecured promissory note for the pro rata value of the equity interest in the Affiliated Restaurants.  The promissory notes bear interest at 6% per year, mature on February 1, 2016, and are payable in quarterly installments, with principal and interest fully amortized over six years.

Holding Company Name and Restaurant Location	SellingEquity holders	Purchase Price
TMA Enterprises of Novi, Inc. Buffalo Wild Wings Grill & Bar 44375 Twelve Mile Rd. Novi, MI 48377	T. Michael Ansley Thomas D. Ansley Steven A. Menker	$613,366
TMA Enterprises of Ferndale, LLC Buffalo Wild Wings Grill & Bar 280 W. Nine Mile Road Ferndale, Michigan 48220	T Michael Ansley Thomas D. Ansley Steven A. Menker Jason T. Curtis	$658,663
Flyer Enterprises, Inc. Buffalo Wild Wings Grill & Bar 44671 Mound Road Sterling Heights, MI 48314	T. Michael Ansley Thomas D. Ansley Steven A. Menker	$541,167
Bearcat Enterprises, Inc. Buffalo Wild Wings Grill & Bar 15745 15 Mile Rd. Clinton Township, MI 48035	T. Michael Ansley Jason T. Curtis Steven A. Menker	$381,182
Anker, Inc. Buffalo Wild Wings Grill & Bar 3190 Silver Lake Rd. Fenton, MI 48430	T. Michael Ansley Thomas D. Ansley Steven A. Menker	$292,961
AMC Warren, LLC Buffalo Wild Wings Grill & Bar 29287 Mound Rd. Warren, MI 48092	T. Michael Ansley Steven A. Menker Jason T. Curtis Michael R. Lichocki	$549,225
MCA Enterprises Brandon, Inc. Buffalo Wild Wings Grill & Bar 2055 Badlands Drive Brandon, FL 33511	T Michael Ansley Thomas D. Ansley Mark C. Ansley Steven A. Menker Jason T. Curtis	$98,025
Buckeye Group, LLC Buffalo Wild Wings Grill & Bar 13416 Boyette Rd. Riverview, FL 33569	T Michael Ansley Thomas D. Ansley Mark C. Ansley Steven A. Menker Jason T. Curtis	$100
Buckeye Group II, LLC Buffalo Wild Wings Grill & Bar 4067 Clark Rd. Sarasota, FL 34233	T Michael Ansley Thomas D. Ansley Mark C. Ansley Steven A. Menker Jason T. Curtis	$100
Total Purchase Price		$3,134,790

Repayment of Promissory Notes Related to Acquisition of Affiliated Restaurants

In connection with the acquisition discussed immediately above, the Company issued promissory notes to T. Michael Ansley totaling $1,331,716 for the purchase of his equity in the Affiliated Restaurants.  The promissory notes bear interest at 6% per year, mature on February 1, 2016, and are payable in quarterly installments, with principal and interest fully amortized over six years.  During fiscal year 2010, we made principal payments totaling $141,630 and interest payments totaling $57,824 on these notes.  As of February 2, 2011, the remaining balance on the notes was $1,141,452.

Lease of Restaurant Locations from Related Party

The Company leases the location for its Berkley Bagger Dave’s restaurant from TM Apple Company, LLC. TM Apple Company, LLC is owned 51% by T. Michael Ansley, 39% by Steve Menker, and 10% by Jason T. Curtis.  The lease commenced on January 13, 2008 and runs for a term of fifteen years, with renewal options for three additional five-year terms. T. Michael Ansley is the Chairman of the Board of Directors for TM Apple Company, LLC.  Jason T. Curtis is the Chief Operations Officer and a principal stockholder of the Company.  Steven A. Menker is a principal stockholder of the Company.  The rental rate under the lease is $6,957 per month and total rent payments for fiscal year 2010 were $83,488.  We believe this lease is on terms at least as favorable to the Company as could be obtained from an unrelated third party.

The Company leases the location for its Clinton Township BWW restaurant from the Ansley Group LLC (“Ansley Group”).  The Ansley Group is owned 50% by T. Michael Ansley and 50% by Thomas D. Ansley.  The lease commenced on April 5, 2003 and runs for a term of 15 years, with renewal options for three additional five-year terms.  Thomas D. Ansley is the father of T. Michael Ansley and a principal stockholder of the Company.  The rental rate under the lease is $19,652 per month and total rent payments for fiscal year 2010 were $224,773.  We believe this lease is on terms at least as favorable to the Company as could be obtained from an unrelated third party.

Procedure for Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board is responsible for evaluating the appropriateness of all related-party transactions.

The Audit Committee has adopted written policies and procedures for the Audit Committee to review and approve or ratify related-party transactions with the Company. These transactions include transactions that must be disclosed under the SEC rules in filings with the SEC.

Transactions that are deemed immaterial under SEC disclosure requirements are excluded from the review process.

Criteria for Audit Committee approval or ratification of related-party transactions include:

o	whether the transactions are on terms no less favorable to the Company than terms generally available from an unrelated third party;

o	the extent of the related party’s interest in the transaction;

o	whether the transaction would interfere with the performance of the officers’ or directors’ duties to the Company;

o
in the case of a transaction involving a non-employee director, whether the transaction would disqualify the director from being deemed independent under the NASDAQ Stock Market listing requirements; and

o	such other factors that the Audit Committee deems appropriate under the circumstances.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of changes in ownership of our common stock held by such persons. Executive officers, directors and greater than 10% stockholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations received from our directors and officers, we believe that all reports required to be filed under Section 16(a) for fiscal year 2010 were timely filed.

SECOND PROPOSAL—RATIFICATION OF THE COMPANY’S STOCK
INCENTIVE PLAN OF 2011

On January 27, 2011, the Board adopted the Diversified Restaurant Holdings, Inc. Stock Incentive Plan of 2011 (the “Incentive Plan”) and Employee Stock Discount Purchase Plan (the “Purchase Plan”) (collectively, the “Plans”). On February 14, 2011, the Company filed a Schedule 14C Information Statement with the SEC indicating that it had received a written consent from the majority holder of its voting securities approving the Plans. The Information Statement, which was subsequently mailed to the Company’s stockholders on or about February 16, 2011, indicated that the ratification of the Plans would take effect 20 days following the mailing to stockholders.  However, the Company, with agreement of the majority stockholder, has subsequently elected to disregard the written consent and, in lieu thereof, submit the Plans to the Company’s stockholders for approval at the Company’s 2011 Annual Meeting. The Company does not anticipate making any awards under the Inventive Plan or permitting any sales under the Purchase Plan until they have been approved by the stockholders and a registration statement has been filed.

Purposes and Effect of the Adoption of the Diversified Restaurant Holdings, Inc. Stock Incentive Plan of 2011

The Board believes that our long-term interests will be advanced by aligning the interests of the directors and employees with the interests of our stockholders. Therefore, to be able to attract, retain and motivate directors, key employees and consultants and to recognize the significant contributions these individuals have made, or are anticipated to make, for our long-term performance and growth, the Board adopted the Incentive Plan on January 27, 2011.

We intend to use the Incentive Plan to grant equity-based incentives to eligible participants. These forms of long-term incentive compensation include stock options and restricted stock (together with incentive stock options, collectively referred to as “incentive awards”). By combining, in a single plan, these types of incentives commonly used in long-term incentive compensation programs, the Incentive Plan is intended to provide us with flexibility in designing specific long-term incentives to best promote the objectives of the Incentive Plan and, in turn, promote the interests of our stockholders.

Incentive awards may be granted to eligible participants. No incentive awards will be granted under the Incentive Plan on a date that is more than ten (10) years after the Incentive Plan’s effective date. The effective date of the Incentive Plan was the date of adoption by the Board on January 27, 2011. The Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974.

The following is a summary of the material features of the Incentive Plan. This summary is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Incentive Plan. The summary is qualified in its entirety by reference to the terms of the Incentive Plan, a copy of which is attached as Appendix A to this Proxy Statement. Included in the summary is information regarding the effect of U.S. federal tax laws upon participants and us. This information is not a complete summary of such tax laws and does not discuss the income tax laws of any state or foreign country in which a participant may reside, and is subject to change. Tax laws, regulations and interpretations are subject to change. Participants in the Incentive Plan should consult their own tax advisors regarding the specific tax consequences to them of participating in and receiving incentive awards under the Incentive Plan.

Authorized Shares

Subject to certain anti-dilution and other adjustments, the maximum number of shares that may be granted for incentive awards under the Incentive Plan shall not exceed 750,000 shares.

Shares of common stock issued under the Incentive Plan may be unissued shares, shares issued and reacquired or shares otherwise held by us. Shares subject to incentive awards that are canceled, surrendered, modified, exchanged for substitute incentive awards, or that expire or terminate would remain available under the Incentive Plan. In addition, the Incentive Plan would not allow any participant to receive, in any calendar year, incentive awards with respect to more than 100,000 shares available under the Incentive Plan. Upon the occurrence of certain corporate events (e.g., merger, stock dividend, etc.), the Board can adjust the incentive awards appropriately. Unless the Incentive Plan is terminated earlier by the Board, incentive awards may be granted at any time before or on January 27, 2021, when the Incentive Plan will terminate according to its terms. On April 21, 2011, the closing price of our common stock on the OTCBB was $5.25 per share.

Administration of the Incentive Plan

The Incentive Plan will be administered by the Compensation Committee of the Board or such other committee as the Board may designate from time to time (the “Committee”).  The Committee shall consist of at least two directors and a majority of its members shall be “non-employee directors” and/or “outside directors”.

The Committee is authorized and empowered to do all things it determines to be necessary or appropriate in connection with the administration of the Incentive Plan. The Committee will determine, subject to the terms of the Incentive Plan, the persons to receive incentive awards, the nature and amount of incentive awards to be granted to each person (subject to the limits specified in the Incentive Plan), the time of each grant, the terms and duration of each grant, and all other determinations necessary or advisable for administration of the Incentive Plan. The Committee can amend the terms of incentive awards granted under the Incentive Plan from time to time in any manner, subject to the limitations specified in the Incentive Plan.

Eligible Participants

All of our directors (seven persons), employees (approximately 1,400 persons currently), and certain consultants of our Company and our subsidiaries are eligible to receive incentive awards under the Incentive Plan. The Committee has authority to select from eligible persons those who will receive incentive awards (see “Administration of the Incentive Plan” above).

Additional individuals may become directors, officers, eligible employees or eligible consultants of the Company in the future. The Committee, in its discretion, may select a larger or smaller number of persons to receive awards in the current or future years.

Stock Options

The Incentive Plan permits us to grant, to participants, options to purchase shares of our common stock at stated prices for specific periods of time. For purposes of determining the number of shares available under the Incentive Plan, each stock option will count as the number of shares of common stock subject to the stock option. Certain stock options granted to employees under the Incentive Plan may qualify as incentive stock options as defined in Section 422 of the Internal Revenue Code. Incentive stock options will be available only for employees; they will not be available for non-employee directors or consultants. Unless the Incentive Plan is terminated earlier by the Board, stock options may be granted at any time before or on January 27, 2021, the date the Incentive Plan will terminate according to its terms. Options may be awarded for any amount of consideration or no consideration, as the Committee determines.

The Committee will establish the terms of individual stock option grants in stock option agreements, certificates of award or both. These documents will contain terms, conditions and restrictions that the Committee determines to be appropriate. These restrictions could include vesting requirements to encourage long-term ownership of shares.

The exercise price of a stock option will be determined by the Committee, but must be at least 100% of the market value of our common stock on the day the option is authorized by the Committee. No stock option can be repriced, replaced, regranted through cancellation or modified without stockholder approval if the effect of such repricing, replacement, regranting or modification would be to reduce the exercise price of such stock options to the same participant.

When exercising all or a portion of a stock option, a participant can pay the exercise price with cash or, if permitted by the Committee, shares of our common stock that the participant has owned for at least six months, or other consideration substantially equal to cash. In addition, the Committee may implement a program for broker-assisted cashless exercises of stock options.

Although the term of each stock option will be determined by the Committee, no stock option will be exercisable under the Incentive Plan after ten years from the date it was granted. Stock options generally will be exercisable for limited periods of time if an option holder dies, becomes disabled (as defined in the Incentive Plan), or terminates his or her employment or directorship. If an option holder is terminated for cause (as defined in the Incentive Plan), the option holder would forfeit all rights to exercise any outstanding stock options.

The number of shares of common stock subject to an incentive stock option for any participant is limited to the number of shares that become exercisable by the participant during any calendar year that have an aggregate market value of less than or equal to $100,000.  All shares subject to an incentive award that have a market value in excess of $100,000 will automatically be treated as subject to a nonqualified stock option.  In addition, an incentive stock option granted to a 10% stockholder will (1) have an exercise price that is at least 110% of the market value of our common stock and (2) be exercisable for a term of not more than five years from the date of grant.

Without Committee approval, stock options granted under the Incentive Plan generally cannot be transferred, except by will or by the laws of descent and distribution, unless transfer is permitted by the terms of the grant or the applicable stock option agreement. The Committee can impose other restrictions on shares of common stock acquired through a stock option exercise.

Federal Tax Consequences of Stock Options

Incentive Stock Options. Under current federal income tax laws, an option holder would not recognize income, and we would not receive a deduction, at the time an incentive stock option is granted or at the time the incentive stock option is exercised. However, the difference between the market value of our common stock subject to the incentive stock option and the exercise price would be a tax preference item for purposes of calculating alternative minimum tax. Upon the sale or other disposition of our common stock acquired pursuant to an incentive stock option, as long as (i) the option holder held the stock for at least one year after the exercise of the stock option and at least two years after the grant of the stock option, and (ii) the stock option is exercised not later than three months after termination of employment (one year in the event of disability), the option holder’s basis would equal the exercise price and the option holder would pay tax on the difference between the sale proceeds and the exercise price as capital gain. We would receive no deduction for federal income tax purposes under these circumstances. Special rules apply when an option holder dies.

If an option holder fails to meet any of the conditions described above relating to holding periods and exercises following termination of employment, he or she generally would recognize compensation taxed as ordinary income equal to the difference between (i) the lesser of (a) the fair market value of our common stock acquired pursuant to the stock option on the date of exercise, or (b) the amount realized on the sale or disposition, and (ii) the exercise price paid for the stock. We would then receive a corresponding deduction for federal income tax purposes, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply. Additional gains, if any, recognized by the option holder would result in the recognition of short- or long-term capital gain.

Nonqualified Stock Options. Federal income tax laws provide different rules for nonqualified stock options -- those options that do not meet the Internal Revenue Code’s definition of an incentive stock option. Under current federal income tax laws, an option holder would not recognize any income, and we would not receive a deduction, when a nonqualified stock option is granted. If a nonqualified stock option is exercised, the option holder would recognize compensation income equal to the difference between the exercise price paid and the market value of the stock acquired upon exercise (on the date of exercise). We would then receive a corresponding deduction for federal income tax purposes, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply. The option holder’s tax basis in the shares acquired would be the exercise price paid plus the amount of compensation income recognized. Sale of the stock after exercise would result in recognition of short-term or long-term capital gain (or loss).

Restricted Stock

The Incentive Plan will also permit the Committee to award restricted stock, subject to the terms and conditions set by the Committee that are consistent with the Incentive Plan. Shares of restricted stock are shares of common stock, the retention, vesting and/or transferability of which is subject, for specified periods of time, to such terms and conditions as the Committee deems appropriate (including continued employment and/or achievement of performance goals established by the Committee). The Committee may award restricted stock for any amount of consideration or no consideration, as the Committee determines.

As with stock option grants, the Committee will establish the terms of individual awards of restricted stock in award agreements or certificates of award. Those not evidenced by a certificate of award would be recorded in “book entry” form in our stock records. Restricted stock granted to a participant would “vest” (i.e., the restrictions on them would lapse) in the manner and at the times that the Committee determines. However, the Incentive Plan provides that in no event may the grant, issuance, retention, vesting or settlement of shares of restricted stock based on achievement of performance goals be subject to a performance period of less than one year. In addition, no condition that is based upon continued employment or the passage of time may provide for vesting or settlement in full of restricted stock over a period of less than one year from the date the award is made other than as a result of or upon the death or disability of the participant or a change in control.

Unless the Committee otherwise consents or permits or unless the terms of a restricted stock agreement or award provide otherwise, if a participant’s employment or service is terminated during the restricted period (i.e., the period of time during which restricted stock is subject to restrictions) for any reason other than death or disability, each restricted stock award of the participant still subject in full or in part to restrictions at the date of such termination would automatically be forfeited and returned to us. If the participant’s employment or service is terminated during the restricted period because of death or disability or if we terminate a participant other than for cause, then the restrictions on the participant’s shares of restricted stock would terminate automatically with respect to that respective number of such shares (rounded to the nearest whole number) equal to the respective total number of such shares granted to such participant multiplied by the number of full months that have elapsed since the date of grant divided by the total number of full months in the respective restricted period. All of the remaining shares of restricted stock would be forfeited and returned to us. However, the Committee may, either before or after a participant dies or becomes disabled, waive the restrictions remaining on any or all of his or her remaining shares of restricted stock.

Without Committee authorization, until restricted stock vests, the recipient of the restricted stock will not be allowed to sell, exchange, transfer, pledge, assign or otherwise dispose of restricted stock other than to us or by will or the laws of descent and distribution. All rights with respect to restricted stock will only be exercisable during a participant’s lifetime by the participant or his or her guardian or legal representative. In addition, unless the Committee otherwise consents or permits, or unless the terms of a restricted stock agreement or award provide otherwise, a participant may not sell, transfer, pledge or otherwise alienate or hypothecate shares of common stock acquired pursuant to an award of restricted stock for a period of two years after the end of the restricted period.  The Committee can impose additional restrictions on shares of restricted stock. Except for restrictions on transferability, holders of restricted stock would enjoy all other rights of a stockholder with respect to the restricted stock, including dividend and liquidation rights and full voting rights. Unless the Committee determines otherwise, any noncash dividends or distributions paid with respect to shares of unvested restricted stock would be subject to the same restrictions and vesting schedule as the shares to which such dividends or distributions relate.

Federal Tax Consequences of Restricted Stock

Generally, under current federal income tax laws, a participant would not recognize income upon the award of restricted stock. However, a participant would be required to recognize compensation income at the time the award vests (when the restrictions lapse) equal to the difference between the fair market value of the stock at vesting and the amount paid for the stock (if any). At the time the participant recognizes compensation income, we would be entitled to a corresponding deduction for federal income tax purposes, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply. If restricted stock is forfeited by a participant, the participant would not recognize income with respect to the forfeited award and we would not receive a corresponding deduction. Prior to the vesting and lapse of restrictions, dividends paid on shares subject to awards of restricted stock would be reported as compensation income to the participant and we would receive a corresponding deduction, except to the extent that the deduction limits of Section 162(m) of the Internal Revenue Code apply.

A participant could, within 30 days of the date of an award of restricted stock, elect to report compensation income for the tax year in which the restricted stock is awarded. If the participant makes this election, the amount of compensation income would be equal to the difference between the fair market value of the restricted stock at the time of the award and the amount paid for the stock (if any). Any later appreciation in the value of the restricted stock would be treated as capital gain and recognized only upon the sale of the shares subject to the award of restricted stock. Dividends received after such an election would be taxable as dividends and not treated as additional compensation income. If, however, restricted stock is forfeited after the participant makes such an election, the participant would not be allowed any deduction for the amount he or she earlier reported as income. Upon the sale of shares subject to the restricted stock award, a participant would recognize capital gain (or loss) in the amount of the difference between the sale price and the participant’s basis in the stock.

Effect of a Change in Control of the Company

Upon the occurrence of a “change in control” of us (as defined in the Incentive Plan), all outstanding stock options would become exercisable in full immediately prior to the effective time of the change in control and would remain exercisable in accordance with their terms. All other outstanding incentive awards under the Incentive Plan would immediately become fully vested, exercisable and nonforfeitable. In addition, the Committee, without the consent of any affected participant, could determine that some or all participants holding outstanding stock options would receive, in lieu of some or all of such awards, cash in an amount equal to the greater of the excess of (i) the highest sale price of the shares on the OTCBB (or on whatever quotation system or stock exchange in which our common stock is listed at the time) on the day before the effective date of the change in control, or (ii) the highest price per share actually paid in connection with the change in control over the exercise price of the stock options.

Tax Withholding

If incentive awards are made under the Incentive Plan, we could withhold from any cash otherwise payable to a participant or require a participant to remit to us amounts necessary to satisfy applicable withholding and employment-related taxes. Unless the Committee determines otherwise, minimum required tax withholding obligations could also be satisfied by withholding our common stock to be received upon exercise of or vesting of an incentive award or by delivering to us previously owned shares of our common stock. We may reasonably delay the issuance or delivery of shares of our common stock pursuant to an incentive award as it determines appropriate to address tax withholding and other administrative matters.

Termination and Amendment of the Incentive Plan or Awards

The Board can terminate the Incentive Plan at any time and could, from time to time, amend the Incentive Plan as it considers proper and in the best interests for us, provided that no such amendment could be made (except adjustments expressly permitted by the Incentive Plan) without the approval of our stockholders if it would (i) change the list of measurements of performance on which the Committee may base performance goals, (ii) reduce the exercise price of a stock option below the market value of the underlying stock on the day before the date of the grant, (iii) reduce the exercise price of outstanding stock options, (iv) increase the individual annual maximum award limit, or (v) otherwise amend the Incentive Plan in any manner requiring stockholder approval by law or under any applicable stock exchange listing requirements or rules. In addition, no amendment to the Incentive Plan or to a previously granted award agreement could impair the rights of a holder of any outstanding incentive award without the consent of the participant, except in certain circumstances in which such amendment is necessary to satisfy a law or regulation or to meet the requirements of or avoid adverse tax or financial accounting consequences under any tax or accounting standard, law or regulation.

Subject to certain limitations, the Committee can amend or modify the terms of any outstanding incentive award in any manner not prohibited by the Incentive Plan. However, incentive awards issued under the Incentive Plan cannot be repriced, replaced, regranted through cancellation or modified without stockholder approval if the effect would be to reduce the exercise price of such incentive awards to the same participants. We can also suspend a participant’s rights under the Incentive Plan for a period of up to sixty days while a participant’s termination for cause is considered.

Effective Date of the Incentive Plan

The Incentive Plan was effective on January 27, 2011 and, unless terminated earlier by the Board, no awards can be made under the Incentive Plan after January 27, 2021.

Section 162 of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits to $1,000,000 the annual income tax deduction that a publicly-held corporation may claim for compensation paid to its chief executive officer and to its four most highly compensated officers other than the chief executive officer. Qualified “performance-based” compensation is exempt from the $1,000,000 limit and may be deducted even if other compensation exceeds $1,000,000. The Incentive Plan is intended to provide for the ability to grant incentive awards that qualify as performance-based compensation under Section 162(m). The Incentive Plan will be interpreted, administered and amended, if necessary, to achieve that intended purpose.

For a stock option to qualify as performance-based compensation, the grant or award must be made by a compensation committee comprised solely of two or more outside directors; the plan must state the maximum number of shares with respect to which the option or award may be granted during a specified period to any participant; and, under the terms of the option or right, the amount of compensation the participant could receive is based solely on an increase in the value of the common stock after the date of grant or award.

For a restricted stock award to qualify as performance-based compensation, the vesting or payment of such incentive award must be contingent upon the achievement of one or more performance goals established by a compensation committee comprised solely of two or more outside directors and must otherwise satisfy the requirements of Section 162(m). The performance goals for incentive awards must meet certain other criteria as well to qualify as performance-based compensation, including (i) the performance goals must be established in writing by the Committee during the first 90 days of the applicable performance period and before 25% of the performance period has elapsed, (ii) the satisfaction of the performance goals must be substantially uncertain when established by the Committee for the performance period, and (iii) the performance goals must be based solely upon objective criteria from which an independent third party with knowledge of the facts could determine whether the performance goal or set of goals is satisfied and, from that determination, could calculate the performance-based compensation to be paid.

Under the Incentive Plan, the performance goals that may be established by the Committee with respect to performance-based compensation would be limited to any one or more of the following measurements of performance, either individually or in any combination, applied to either us as a whole or to a subsidiary of ours, either individually or in any combination, and measured against pre-determined levels, the performance of a pre-established peer group or a published or special index: net income; net income per share; return on equity; cash earnings; cash earnings per share, reflecting dilution of our common stock as the Committee deems appropriate and, if the Committee so determines, net of or including dividends; cash earnings return on equity; operating income; operating income per share; operating income return on equity; return on assets; cash flow; cash flow return on capital; return on capital; productivity ratios; share price (including without limitation, growth measures or total stockholder return, or comparisons to indices); expense or cost levels; margins; customer satisfaction, based on specified objective goals or a sponsored customer survey by us; economic value added measurements; and market share or market penetration with respect to specific designated products or services, product or service groups and/or specific geographic areas.

An incentive award intended to qualify as performance-based compensation could provide that any evaluation of performance could include or exclude certain specific events or their effects that occur during the performance period, including asset write-downs; litigation or claim judgments or settlements; changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification 225-20, Extraordinary and Unusual Items, and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; acquisitions, mergers, divestitures or accounting changes; amortization of goodwill or other intangible assets; discontinued operations; and other special charges or extraordinary items.

No participant in the Incentive Plan may be granted, in any calendar year, awards representing more than 100,000 shares of our common stock available for awards under the Incentive Plan. Performance-based compensation would be paid only after written certification by the Committee that the applicable performance goals have been satisfied.

Resale Restrictions Under Federal Securities Laws

We plan to register the shares covered by the Incentive Plan under the Securities Act of 1933 for issuance to participants.  After any applicable restrictions have lapsed (such as those imposed on restricted stock), shares of common stock issued under the Incentive Plan may be sold by participants who are not affiliates of us without registration under applicable federal securities laws.  However, certain officers and directors who may be deemed “affiliates” of us under the rules of the Securities and Exchange Commission will be required to comply with Rule 144 under the Securities Act of 1933, or other exemptions from registration, in order to sell their shares of common stock.  For this purpose, an “affiliate” is a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, us.  Certain officers and directors of us are also subject to Section 16 of the Securities Exchange Act of 1934, which, subject to certain exceptions, requires payment to us of any profits earned from purchases and sales of our common stock (or related derivative securities) within a six-month period.  Generally, an officer of a subsidiary who is not also an executive officer of us is not considered an “affiliate” and is not subject to Section 16.  Directors, officers and other employees are generally prohibited from selling (or buying) our common stock at any time when they have material information about us that has not been broadly released to the public.

Registration of Shares

We intend to register shares covered by the Incentive Plan under the Securities Act of 1933 before any stock options could be exercised and before any shares of restricted stock are granted.

New Plan Benefits

No incentive awards have been granted under the Incentive Plan.  Currently, the Board anticipates granting awards of restricted stock to the following reportable persons and groups:

Reportable Person or Group	Title	Anticipated Grant of Shares of Restricted Stock
T. Michael Ansley	President and Chief Executive Officer (Principal Executive Officer)	-

David G. Burke	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	25,000

Jason T. Curtis	Chief Operating Officer	-

All current executive officers as a group		25,000

All current directors who are not executive officers as a group		-

All employees, including all current officers who are not executive officers, as a group		25,000

Existing Plan Benefits

Prior to the adoption of the Incentive Plan, we did not have any equity incentive plans under which equity securities had been authorized for issuance to our employees, consultants or directors.

The Board recommends that the Stockholders vote FOR the ratification of the Company’s Stock Incentive Plan of 2011.

THIRD PROPOSAL—RATIFICATION OF THE COMPANY’S EMPLOYEE STOCK DISCOUNT PURCHASE PLAN

On January 27, 2011, the Board adopted the Diversified Restaurant Holdings, Inc. Stock Incentive Plan of 2011 (the “Incentive Plan”) and Employee Stock Discount Purchase Plan (the “Purchase Plan”) (collectively, the “Plans”). On February 14, 2011, the Company filed a Schedule 14C Information Statement with the SEC indicating that it had received a written consent from the majority holder of its voting securities approving the Plans. The Information Statement, which was subsequently mailed to the Company’s stockholders on February 16, 2011, indicated that the ratification of the Plans would take effect twenty days following the mailing to stockholders.  However, the Company, with agreement of the majority stockholder, has subsequently elected to disregard the written consent and, in lieu thereof, submit the Plans to the Company’s stockholders for approval at the Company’s 2011 Annual Meeting. The Company does not anticipate making any awards under the Inventive Plan or permitting any sales under the Purchase Plan until they have been approved by the stockholders and a registration statement has been filed.

Purposes and Effect of the Adoption of the Diversified Restaurant Holdings, Inc. Employee Stock Discount Purchase Plan

The purpose of the Purchase Plan is to encourage and assist our employees to share an equity interest in the Company through the purchase of our common stock at a discount. It is our intention for the Purchase Plan to qualify as an “employee stock purchase plan” under Code Section 423. A discussion of the tax consequences under the Purchase Plan is set forth below. The Purchase Plan is not intended to be a plan that meets the requirements of Code Section 401(a), and it is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.  The following is a summary of the material features of the Purchase Plan. This summary is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Purchase Plan. The summary is qualified in its entirety by reference to the terms of the Purchase Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Administration and Eligibility

The Purchase Plan is administered, at our expense, by the Compensation Committee (the “Committee”) appointed by the Board.  The Committee has final authority on all questions of interpretation, construction and application under the Purchase Plan.

The Purchase Plan allows eligible employees to become participants as of the first trading day that occurs in each of our fiscal quarters. Each eligible employee who enrolls in the Purchase Plan may purchase shares of common stock under a right to purchase shares which will expire on the last day of the fiscal quarter or the next following trading day (the “purchase date”).  These quarterly periods are called the “offering periods.”   The Board may change the duration of the offering periods from time to time. A total of 250,000 shares of common stock, subject to adjustment, have been reserved for issuance under the Purchase Plan. The shares of common stock sold to participating employees will be either treasury shares or shares originally issued by the Company.

Persons who have, at the beginning of an offering period, been employed by the Company (or a designated subsidiary) for at least two years are eligible to participate in the Purchase Plan, provided that any such employee is scheduled to work a minimum of 20 hours per week and more than five months in any calendar year.

Employees may not participate in the Purchase Plan if, taking into account any participation in the plan, they own 5% or more of the total combined voting power or value of all classes of our capital stock.  It is anticipated that approximately 1,400 employees are eligible to participate.  In addition, an employee’s right to purchase shares under the Purchase Plan may not accrue at a rate in excess of $25,000 of the fair market value of such share (determined at the beginning of the applicable offering period) per calendar year for each calendar year in which the offering period is in effect.

Purchase of Shares

Employees can only pay for shares through payroll withholding, up to a maximum of 15% or such lesser percentage established by the Board, of the employee’s regular cash compensation as directed by the employee upon enrollment in the Purchase Plan. Employees can also elect to have up to 100% of a bonus payment made to them during the offering period applied toward the purchase of shares under the Purchase Plan.

On each purchase date, the Company will use the employee’s accumulated payroll deductions to purchase as many whole shares of our common stock as can be purchased with the amounts then credited to the employee’s account.  No fractional shares will be purchased.  Any payroll deductions that are not sufficient to purchase a whole share of stock will be retained in the employee’s account and applied toward the purchase of stock at the end of the next following offering period.  No interest is paid on amounts credited to an employee’s account.

Shares are purchased at a discount.  The discount will generally be 15% of the lower of the market price of our common stock at the date of purchase or the first day of the offering period.

As soon as practicable after each purchase date on which a purchase occurs, the Committee will deliver a stock certificate to the participating employee, or his or her broker, or a broker designated by the Committee, evidencing the number of shares purchased upon exercise of the purchase right.

An employee may withdraw payroll deductions credited to his or her account by giving notice to the Company at least 15 days before a purchase date.  A withdrawal will not affect an employee’s right to participate in future offering periods.

Upon a termination of employment before a purchase date, any payroll deductions credited to the employee’s account will automatically be returned to him or her.

The rights of employees participating in the Purchase Plan are not transferable by operation of law or otherwise, except that amounts accrued through payroll withholding that have not been applied to purchase stock are to be paid in cash to the employee’s beneficiary or the legal representative of the employee’s estate upon the employee’s death.

Dissolution, Liquidation, Merger or Sale of Assets

In the event of our proposed dissolution or liquidation, the Board will shorten the offering period then in progress by setting a new purchase date before the date of our proposed dissolution or liquidation.  The Board will notify participating employees that the purchase date has been changed and that shares will automatically be purchased for them on that new date, unless such employee withdraws from the offering period.

In the event we merge with or into another corporation or we sell substantially all of our assets, the right of participating employees to purchase shares under the Purchase Plan will be assumed or substituted for by the successor corporation (or a parent or subsidiary of such successor corporation).  If the successor corporation refuses to assume or substitute the right to purchase shares, any offering period then in progress will be shortened by setting a new purchase date.  In such event, the Board will notify participating employees that the purchase date has been changed, and participants may withdraw if they do not want to purchase shares on the new purchase date.

Amendment or Termination

The Board may amend or terminate the Purchase Plan or outstanding purchase rights at any time, without notice, including amendments to alter the purchase price or shorten the offering period, or any other changes necessary to reduce or eliminate  unfavorable financial accounting consequences, provided that stockholder approval is required for any amendment which would (i) increase the number of shares reserved for purchase under the Purchase Plan or (ii) amend the requirements regarding the class of employees eligible to purchase stock under the Purchase Plan.

Term of the Purchase Plan

The Purchase Plan was effective on January 27, 2011 and will continue in effect for 10 years unless sooner terminated by the Board.

Summary of Tax Consequences of the Purchase Plan

The following discussion of certain federal income tax consequences of the Purchase Plan is based on the Internal Revenue Code provisions in effect on the date of this Proxy Statement, current regulations thereunder and existing administrative rulings of the Internal Revenue Service. The discussion is limited to the tax consequences on United States citizens and the tax consequences may vary depending on the personal circumstances of individual employees.

The Purchase Plan qualifies under Section 423 of the Internal Revenue Code. As such, if no disposition of the shares of our common stock purchased by an employee occurs within one year of the date of purchase and within two years of the first day of the applicable offering period, no federal income tax consequences will arise for the employee at the time of purchase. Instead, he or she will have taxable ordinary income at the time of the disposition of the shares to the extent of the lesser of (i) the difference between the purchase price and the market price of our common stock on the first day of the applicable offering period and (ii) the actual gain (the amount that the market value of the shares on the date of sale exceeds the participant’s purchase price). This amount is added to the employee’s basis in the shares and any additional gain upon sale of the shares will be capital gain. There will be no tax consequences to the Company. If the shares are sold for less than the purchase price, there will be no ordinary income, and the employee will have a long-term capital loss of the difference between the sale price and the purchase price.

If a participating employee sells or otherwise disposes (including by gift) of the shares of our common stock prior to the time periods referenced above (a “disqualifying disposition”), the employee will have taxable ordinary income at the time of the disqualifying disposition to the extent that the fair market value of the stock on the date of purchase exceeds the employee’s purchase price. The amount will be taxable in the year of the disqualifying disposition regardless of whether the sale price (or in the case of a gift, the fair market value on the date of gift) exceeds the purchase price. If the disposition is a sale, any change in the value of the shares after the date of purchase will be a capital gain or loss. The Company will be allowed a tax deduction equal to the amount of ordinary income realized by the employee upon a disqualifying disposition.

Purchase Plan Benefits to Certain Individuals and Groups

No determination can be made at this time as to the amount of stock that will be purchased, the number or identity of employees who will participate, or the time or times when stock will be purchased, as such amounts will be determined within the sole discretion of the employees who choose to participate in the Purchase Plan. Non-employee directors are not eligible to participate in the Purchase Plan.

The Board recommends that the Stockholders vote FOR the ratification of the Company’s Employee Stock Discount Purchase Plan.

FOURTH PROPOSAL—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In accordance with its charter, the Audit Committee of the Company’s Board has selected BDO USA, LLP to perform an audit of the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 25, 2011, in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon.  The stockholders are being requested to ratify such selection at the Annual Meeting.   A representative of BDO USA, LLP will attend the Annual Meeting to make a statement or to respond to stockholder questions.

Changes in Certifying Accountants

The Audit Committee of the Board of DRH annually considers and determines the selection of independent public accountants. On April 13, 2011, the Audit Committee retained BDO USA, LLP, Certified Public Accountants (“BDO”) as its independent registered public accountant.  Also as of April 13, 2011, the Company’s Audit Committee dismissed Silberstein Ungar, PLLC, Certified Public Accountants (“SU”) as its independent registered public accountant.

The reports of SU on the Company’s consolidated financial statements for the years ended December 26, 2010 and December 27, 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 26, 2010, and December 27, 2009, and the subsequent interim period preceding the dismissal of SU, there were no disagreements with SU on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to SU’s satisfaction, would have caused it to make reference to the subject matter of any disagreement in connection with its reports.

The Company provided SU with a copy of the foregoing disclosures and requested that SU furnish the Company with a letter addressed to the Securities and Exchange Commission noting its agreement with the statements provided above. A copy of SU’s letter is attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on April 18, 2011.

For the years ended December 26, 2010 and December 27, 2009, and the subsequent interim period between December 27, 2010 and April 13, 2011, the date BDO was retained, neither the Company nor anyone acting on the Company’s behalf consulted BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Board recommends a vote to ratify the appointment of BDO USA, LLP.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2009 and 2010

The following table shows the fees for audit and other professional services provided to us by Silberstein Ungar in 2010 and 2009.

Services	Fees for the Year Ended
	December 26, 2010	December 27, 2009
Audit Fees (1)	$126,875	$98,625
Audit-Related Fees (2)	$0	$0
Tax Fees (3)	$0	$0
All Other Fees (4)	$0	$0

Total audit and non-audit fees	$126,875	$98,625

(1)           “Audit Fees” includes the aggregate fees billed for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q, and audit fees related to our acquisition of the Affiliated Restaurants.

(2)           “Audit-Related Fees” consist of fees billed for professional services rendered related to the performance of the audit review that are not otherwise reported under Audit Fees.

(3)           “Tax Fees” consist of fees billed for professional services rendered for services rendered in connection with tax compliance, tax advice and tax planning.

(4)           “All Other Fees” consist of fees billed for professional services rendered that are not otherwise reported above.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Company’s Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.  The Company’s independent auditors may be engaged to provide non-audit services only after the appointed auditor has first considered the proposed engagement and has determined, in each instance, that the proposed services are not prohibited by applicable regulations and the auditors’ independence will not be materially impaired as a result of having provided these services.  In making this determination, the Audit Committee takes into consideration whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the auditor’s exercise of objective and impartial judgment on all issues encompassed within the auditors’ engagement would be materially impaired.  All services provided by the Company’s independent auditors in 2010 and 2009 were pre-approved by the Audit Committee or its chairman in accordance with the Company’s policy.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Any stockholder of the Company wishing to submit a proposal for action at the Company’s 2012 annual meeting of stockholders must provide a written copy of the proposal to the management of the Company at its principal executive offices no later than January 3, 2012 and must otherwise comply with the rules and regulations of the Commission applicable to stockholder proposals.

A stockholder who intends to present a proposal for the 2012 annual meeting of stockholders, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide us with notice of such intention by March 19, 2012, or the persons named in the proxy to vote the proxies will have discretionary voting authority at the 2012 annual meeting with respect to any such proposal without discussion of the matter in our Proxy Statement. A stockholder intending to present a proposal for the 2012 annual meeting of stockholders must also comply with the advance notice and other requirements set forth in our bylaws.

Annual Report

The Company’s 2010 Annual Report, which includes financial statements, is being mailed to the Company’s stockholders with this Proxy Statement.  The Annual Report is not part of the proxy soliciting material.

OTHER MATTERS

The Board does not know of any other matters to be presented at the Annual Meeting for action by stockholders.  If any other matters requiring a vote of the stockholders arise at the Annual Meeting or any adjournment thereof, however, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

The Company will pay the cost of soliciting proxies.  In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, email or personal interview. The Company may request brokers and others to forward proxies and soliciting materials to the beneficial owners of common stock, and will reimburse them for their reasonable expenses in so doing.

A list of stockholders entitled to be present and vote at the Annual Meeting will be available during the Annual Meeting for inspection by stockholders who are present.  If you cannot be present in person, you are requested to complete, sign, date and return the enclosed proxy promptly.  An envelope has been provided for your convenience.

APPENDIX A

DIVERSIFIED RESTAURANT HOLDINGS, INC.
STOCK INCENTIVE PLAN OF 2011

SECTION I.
ESTABLISHMENT OF PLAN; PURPOSE OF PLAN

1.1           Establishment of Plan.  The Company hereby establishes the STOCK INCENTIVE PLAN OF 2011 for its Directors, Consultants and certain of its Employees. The Plan permits the grant and award of Stock Options and Restricted Stock.

1.2           Purpose of Plan.  The purpose of the Plan is to provide Directors, Consultants and Employees with an increased incentive to contribute to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of Directors, Consultants and Employees with the interests of the Company’s shareholders through the opportunity for increased stock ownership and to attract and retain Participants. The Plan is further intended to provide flexibility to the Company in structuring long-term incentive compensation to best promote the foregoing objectives.

SECTION II.
DEFINITIONS

The following words have the following meanings unless a different meaning plainly is required by the context:

2.1           “Act” means the Securities Exchange Act of 1934, as amended.

2.2           “Affiliate” means any organization controlling, controlled by or under common control with the Company.

2.3           “Board” means the Board of Directors of the Company.

2.4           “Cause” means, with respect to termination of employment, (1) willful continued failure to perform or willful poor performance of duties (other than due to Disability) after warning and reasonable opportunity to meet reasonable required performance standards; (2) gross negligence causing or putting the Company or any Affiliate at risk of significant damage or harm; (3) misappropriation of or intentional damage to the property of the Company or any Affiliate; (4) conviction of a felony (other than negligent vehicular homicide); (5) intentional act or omission that the Participant knows or should know is significantly detrimental to the interests of the Company or any Affiliate; (6) removal of an Employee by order of or at the direction of a regulatory agency having jurisdiction over the Company or any of its Subsidiaries; or (7) material violation of any employment agreement between the Company (or any Affiliate) and the Participant.  Notwithstanding the foregoing, if a Participant's employment agreement or consulting agreement defines "Cause," then that definition shall apply to that Participant in lieu of the definition in this Plan.  The existence of Cause in the case of an Employee or a Consultant shall in each case be determined by the Committee in its sole discretion and consistent with the definition set forth in this Section 2.4.  The Committee may make such determination before or after the termination of employment or cessation of services.

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A Director will be removed for “Cause” for purposes of this Plan if and only if he or she has been removed for cause in compliance with the Company’s Articles of Incorporation and applicable law.

2.5           “Change in Control,” unless otherwise defined in an Incentive Award agreement, means (a) the failure of the Continuing Directors at any time to constitute at least a majority of the members of the Board; (b) the acquisition by any Person other than an Excluded Holder of beneficial ownership (within the meaning of Rule 13d-3 issued under the Act) of 50% or more of the outstanding Common Stock or the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors; (c) a reorganization, merger or consolidation other than such a transaction (i) that is done for the purpose of reincorporation or (ii) after which the Company’s shareholders immediately prior to the transaction continue to beneficially own more than 50% of the total fair market value and total voting power of the outstanding capital stock of the entity surviving the transaction; (d) a complete liquidation or dissolution of the Company or the sale or disposition of all or substantially all of the assets of the Company; (e) the occurrence of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A issued under the Act.

2.6           “Code” means the Internal Revenue Code of 1986, as amended. Each reference herein to a section or sections of the Code shall, unless otherwise noted, be deemed to include a reference to the rules and regulations issued under such section or sections of the Code.

2.7           “Committee” means the Compensation Committee of the Board or such other committee as the Board may designate from time to time.  The Committee shall consist of at least two Directors and all of its members shall be “non-employee directors” as defined in Rule 16b-3 issued under the Act and “outside directors” as defined in Section 162(m) of the Code.

2.8           “Common Stock” means the Company’s common stock, par value $.0001 per share.

2.9           “Company” means Diversified Restaurant Holdings, Inc., a Nevada corporation, and its successors and assigns.

2.10           "Consultant" means a natural person who provides bona fide services to the Company and such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

2.11           “Continuing Directors” means the individuals constituting the Board as of the date this Plan was adopted and any subsequent directors whose election or nomination for election by the Company’s shareholders was approved by a vote of a majority of the individuals who are then Continuing Directors, but specifically excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation subject to Rule 14a-12(c) of Regulation 14A issued under the Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

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2.12           “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Section 162(m) of the Code, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) 90 days after the beginning of the Performance Period, or (ii) the period of time after the beginning of the Performance Period and before 25% of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.13           “Director” means a member of the Board.

2.14           “Disability” means that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

2.15           “Employee” means an employee of the Company or one of its Subsidiaries.

2.16           “Employee Benefit Plan” means any plan or program established by the Company or a Subsidiary for the compensation or benefit of Employees.

2.17           “Excluded Holder” means the Company, a Subsidiary or any Employee Benefit Plan of the Company or a Subsidiary or any trust holding Common Stock or other securities pursuant to the terms of an Employee Benefit Plan.

2.18           “Incentive Award” means the award or grant of a Stock Option or Restricted Stock to a Participant pursuant to the Plan.

2.19           “Market Value” shall equal the closing price of Common Stock reported on Nasdaq on the date of grant, exercise or vesting, as applicable, or if Nasdaq is closed on that date, the last preceding date on which Nasdaq was open for trading and on which shares of Common Stock were traded. If the Common Stock is not listed on Nasdaq, the Market Value shall be determined by any means deemed fair and reasonable by the Committee in a manner consistent with the valuation principles of Section 409A of the Code except when the Committee expressly determines not to use Section 409A valuation principles, which determination shall be final and binding on all parties.

If the relevant date is not a trading day, the determination shall be made as of the next preceding trading day.  As used herein, the term “trading day” means a day on which public trading of securities occurs and as reported by Nasdaq or other United States-based quotation system, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq, any business day.

2.20           “Mature Shares” means shares of Common Stock that a Participant has owned for at least six months and that meet any other holding requirements established by the Committee for the shares to be used for attestation.

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2.21           “Nasdaq” means the NASDAQ National Market, or if the Common Stock is not listed for trading on the NASDAQ National Market on the date in question, then such other United States-based quotation system or stock exchange on which the Common Stock may be traded on the date in question.

2.22           “Participant” means a Director, Consultant or Employee who is granted an Incentive Award under the Plan.

2.23           “Performance” means the level of achievement of the performance goals established by the Committee pursuant to Section 8.1.

2.24           “Performance Measures” means measures as described in Section VIII on which the performance goals are based.

2.25           “Performance Period” means the period of time during which the performance goals must be met to determine the degree of payout, the vesting, or both, with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation.

2.26           “Performance-Based Compensation” means compensation under an Incentive Award that satisfies the requirements of Section 162(m) of the Code for certain “performance-based compensation” paid to Covered Employees.  Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Incentive Award that does not satisfy the requirements for performance-based compensation under Section 162(m) of the Code does not constitute performance-based compensation for other purposes, including Section 409A of the Code.

2.27           “Person” has the same meaning as set forth in Sections 13(d) and 14(d)(2) of the Act.

2.28           “Plan” means the Diversified Restaurant Holdings, Inc. Stock Incentive Plan of 2011 as set forth herein, as it may be amended from time to time.

2.29           “Restricted Period” means the period of time during which Restricted Stock that is awarded under the Plan is subject to the risk of forfeiture, restrictions on transfer and other restrictions or conditions pursuant to Section VI.  The Restricted Period may differ among Participants and may have different expiration dates with respect to shares of Common Stock covered by the same Incentive Award.

2.30           “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section VI of the Plan while such Common Stock remains subject to the risk of forfeiture, restrictions on transfer and other restrictions or conditions pursuant to Section VI.

2.31           “Stock Option” means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, a Stock Option may be either an incentive stock option within the meaning of Section 422(b) of the Code or a nonqualified stock option.

2.32           “Subsidiary” means any corporation or other entity of which 50% or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries of the Company.  The term “Subsidiary” includes present and future Subsidiaries of the Company.

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2.33           “Termination” or “Cessation” of employment or service shall be considered to occur on the date on which the Employee or Consultant is no longer obligated to perform services for the Company or any of its Subsidiaries and the Employee’s right to re-employment is not guaranteed by statute, contract or written policy of the Company, regardless of whether the Employee continues to receive compensation from the Company or any of its Subsidiaries after such date.  The following shall not be considered such a termination or cessation: (i) a transfer of an Employee among the Company and its Subsidiaries; (ii) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; (iii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided that the Employee’s right to re-employment is guaranteed by statute, contract or written policy of the Company; (iv) a termination of employment as an officer with continued service as an Employee or Director; or (v) a termination of service as a Consultant with continued service as an Employee or Director.

SECTION III.
ADMINISTRATION

3.1           Power and Authority.  The Committee shall administer the Plan, and subject to the express provisions of the Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan.  Any power or authority of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such power or authority would cause any Incentive Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Act or cause an Incentive Award intended to qualify for treatment as performance-based compensation under Section 162(m) of the Code not to qualify for such treatment.  To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

The Committee may delegate any, some or all of its record keeping, calculation, payment and other ministerial or administrative authority and responsibility from time to time to and among one or more individuals, who are members of the Committee or Employees of the Company or its Subsidiaries or Affiliates, but all actions taken pursuant to delegated authority and responsibility shall be subject to such review, change and approval by the Committee as the Committee considers appropriate.  Except as limited in the Plan, the Committee shall have all of the express and implied powers and duties set forth in the Bylaws of the Company and the Plan, shall have full power and authority to interpret the provisions of the Plan and Incentive Awards granted under the Plan and shall have full power and authority to supervise the administration of the Plan and Incentive Awards granted under the Plan and to make all other determinations and do all things considered necessary or advisable for the administration of the Plan. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it considers advisable. Action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held.  The Committee shall prescribe, amend and rescind rules and regulations for the conduct of its business and shall define terms not otherwise defined herein, in each case as it considers advisable.

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3.2           Grants or Awards to Participants.  In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine all provisions of Incentive Awards including, without limitation: (a) the persons who shall be selected as Participants; (b) the nature and, subject to the limitations set forth in Sections 4.1 and 4.2 of the Plan, extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise or purchase price, the manner in which an Incentive Award will vest or become exercisable and the form of payment for the Incentive Award); (c) the time or times when Incentive Awards will be granted; (d) the duration of each Incentive Award; and (e) the restrictions and other conditions to which payment or vesting of Incentive Awards may be subject.

3.3           Amendments or Modifications of Incentive Awards.  Subject to Section X, the Committee shall have the authority to amend or modify the terms of any outstanding Incentive Award in any manner, provided that the amended or modified terms are not prohibited by the Plan as then in effect and provided that such actions do not cause an Incentive Award not otherwise subject to Section 409A of the Code to become subject to Section 409A of the Code.  The Committee shall without limitation, have the authority to: (a) modify the number of shares or other terms and conditions of an Incentive Award; provided that any increase in the number of shares of an Incentive Award other than pursuant to Section 4.3 will be considered to be a new grant with respect to such additional shares for purposes of Section 409A of the Code and such new grant shall be made at Market Value on the date of the new grant; (b) extend the term of an Incentive Award to a date that is no later than the earlier of the latest date upon which the Incentive Award could have expired by its terms under any circumstances or the 10th anniversary of the date of grant (for purposes of clarity, as permitted under Section 409A of the Code, if the term of a Stock Option is extended at a time when the Stock Option exercise price equals or exceeds the Market Value, it will not be an extension of the term of the Stock Option, but instead will be treated as a modification of the Stock Option and a new Stock Option will be treated as having been granted); (c) accelerate the exercisability or vesting or otherwise terminate, waive or modify any restrictions relating to an Incentive Award; (d) accept the surrender of any outstanding Incentive Award; and (e) to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards (such grant of new Incentive Awards will be considered to be a new grant for purposes of Section 409A of the Code and such new grant shall be made at Market Value on the date of the new grant); provided, that Incentive Awards issued under the Plan may not be repriced, replaced, regranted through cancellation or modified without shareholder approval if the effect of such repricing, replacement, regrant or modification would be to reduce the exercise price of such Incentive Awards to the same Participants.

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3.4           Indemnification of Committee Members.  No member or former member of the Committee, or any individual or group to whom authority or responsibility is or has been delegated, shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan.  Each person who is or was a member of the Committee, and any other individual or group exercising delegated authority or responsibility with respect to the Plan, shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person’s or the Committee’s taking or failing to take any action under the Plan or the exercise of discretion or judgment in the administration and implementation of the Plan.  This Section 3.4 shall not be construed as limiting the Company’s or any Subsidiary’s ability to terminate or otherwise alter the terms and conditions of the employment of an individual or group exercising delegated authority or responsibility with respect to the Plan, or to discipline any such person.  Each such person shall be justified in relying on information furnished in connection with the Plan’s administration by any appropriate person or persons.

SECTION IV.
SHARES SUBJECT TO THE PLAN

4.1           Number of Shares.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum total number of shares available for Incentive Awards under the Plan shall be 750,000 shares of Common Stock, plus all shares subject to Incentive Awards that are canceled, surrendered, modified, exchanged for substitute Incentive Awards or that expire or terminate prior to the exercise or vesting of the Incentive Awards in full, plus shares that are surrendered to the Company in connection with the exercise or vesting of Incentive Awards, whether previously owned or otherwise subject to such Incentive Awards.  Such shares shall be authorized and may be unissued shares, shares issued and repurchased by the Company (including shares purchased on the open market), shares issued and otherwise reacquired by the Company and shares otherwise held by the Company.

4.2           Limitation Upon Incentive Awards.  No Participant shall be granted, during any calendar year, Incentive Awards with respect to more than 100,000 shares of Common Stock available for Incentive Awards under the Plan set forth in Section 4.1 of the Plan, subject to adjustment as provided in Section 4.3 of the Plan, but only to the extent that such adjustment will not affect the status of any Incentive Award previously issued or that may thereafter be issued as Performance-Based Compensation.  The purpose of this Section 4.2 is to ensure that the Plan provides Performance-Based Compensation, and this Section 4.2 shall be interpreted, administered and amended if necessary to achieve that purpose.

4.3           Adjustments.

(a)           Stock Dividends and Distributions.  If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization or other general distribution of Common Stock or other securities to holders of Common Stock, the number and kind of securities subject to outstanding Incentive Awards and available for issuance under the Plan, and the limitation provided in Section 4.2, together with applicable exercise prices, shall be adjusted in such manner and at such time as shall be equitable under the circumstances, and as shall generally reflect the proportionate percentage change in the number of shares outstanding and the share price.  No fractional shares shall be issued pursuant to the Plan and any fractional shares resulting from such adjustments shall be eliminated from the respective Incentive Awards.

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(b)           Other Actions Affecting Common Stock.  If there occurs, other than as described in Section 4.3(a), any merger, business combination, recapitalization, reclassification, subdivision or combination approved by the Board that would result in the persons who were shareholders of the Company immediately prior to the effective time of any such transaction owning or holding, in lieu of or in addition to shares of Common Stock, other securities, money and/or property (or the right to receive other securities, money and/or property) immediately after the effective time of such transaction, then the outstanding Incentive Awards (including exercise prices) and reserves for Incentive Awards under the Plan shall be adjusted in such manner and at such time as shall be equitable under the circumstances.  It is intended that in the event of any such transaction, Incentive Awards under the Plan shall entitle the holder of each Incentive Award to receive (upon exercise in the case of Stock Options), in lieu of or in addition to shares of Common Stock, any other securities, money and/or property receivable upon consummation of any such transaction by holders of Common Stock with respect to each share of Common Stock outstanding immediately prior to the effective time of such transaction; upon any such adjustment, holders of Incentive Awards under the Plan shall have only the right to receive in lieu of or in addition to shares of Common Stock such other securities, money and/or other property as provided by the adjustment.

SECTION V.
STOCK OPTIONS

5.1           Grant.  A Participant may be granted one or more Stock Options under the Plan. No Participant shall have any rights as a shareholder with respect to any shares of stock subject to Stock Options granted hereunder until said shares have been issued.  For purposes of determining the number of shares available under the Plan, each Stock Option shall count as the number of shares of Common Stock subject to the Stock Option.  Stock Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee, in its sole discretion, may establish vesting schedules (i) based upon Company performance, or (ii) that extend over a period of time selected by the Committee.  In addition, the Committee may vary, among Participants and among Stock Options granted to the same Participant, any and all of the terms and conditions of the Stock Options granted under the Plan.  Subject to the limitation imposed by Section 4.2 of the Plan, the Committee shall have complete discretion in determining the number of Stock Options granted to each Participant.  The Committee may designate whether or not a Stock Option is to be considered an incentive stock option as defined in Section 422(b) of the Code; provided, that the number of shares of Common Stock that may be designated as subject to incentive stock options for any given Participant shall be limited to that number of shares that become exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Subsidiaries) and have an aggregate Market Value less than or equal to $100,000 (or such other amount as may be set forth in relevant sections of the Code) and all shares subject to an Incentive Award that have a Market Value in excess of such aggregate amount shall automatically be subject to Stock Options that are not incentive stock options.  No Stock Option granted to a Director or a Consultant who is not an Employee shall be considered an incentive stock option under Section 422(b) of the Code.

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5.2           Stock Option Agreements.  Stock Options shall be evidenced by stock option agreements, certificates of award, or both, containing the terms and conditions applicable to such Stock Options.  To the extent not covered by a stock option agreement or certificate of award, the terms and conditions of this Section V shall govern.

5.3           Stock Option Exercise Price.  The per share Stock Option exercise price shall be determined by the Committee, but shall be a price that is equal to or greater than 100% of the Market Value (or such higher amount as may be necessary under Section 5.5 below).  The date of grant of a Stock Option shall be the date the Stock Option is authorized by the Committee or a future date specified by the Committee as the date for issuing the Stock Option.

5.4           Medium and Time of Payment.  The exercise price for each share purchased pursuant to a Stock Option granted under the Plan shall be payable in cash or, if the Committee consents or provides in the applicable stock option agreement or grant, in Mature Shares or other consideration substantially equivalent to cash.  The time and terms of payment may be amended with the consent of a Participant before or after exercise of a Stock Option, provided that such amendment would not cause a Stock Option to become subject to Section 409A of the Code.  The Committee may implement a program for the broker-assisted cashless exercise of Stock Options.

5.5           Stock Options Granted to 10% Shareholders.  No Stock Option granted to any Participant who at the time of such grant owns, together with stock attributed to such Participant under Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries may be designated as an incentive stock option, unless such Stock Option provides an exercise price equal to at least 110% of the Market Value and the exercise of the Stock Option after the expiration of five years from the date of grant of the Stock Option is prohibited by its terms.

5.6           Limits on Exercisability.  Except as set forth in Section 5.5, Stock Options shall be exercisable for such periods, not to exceed 10 years from the date of grant, as may be fixed by the Committee. At the time of exercise of a Stock Option, the holder of the Stock Option, if requested by the Committee, must represent to the Company that the shares are being acquired for investment and not with a view to the distribution thereof. The Committee may in its discretion require a Participant to continue the Participant’s service with the Company or its Subsidiaries for a certain length of time prior to a Stock Option becoming exercisable and may eliminate such delayed vesting provisions.

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5.7           Restrictions on Transferability.

(a)           General.  Unless the Committee otherwise consents or permits (before or after the stock option grant) or unless the stock option agreement or grant provides otherwise, Stock Options granted under the Plan may not be sold, exchanged, transferred, pledged, assigned or otherwise alienated or hypothecated except by will or the laws of descent and distribution, and, as a condition to any transfer permitted by the Committee or the terms of the stock option agreement or grant, the transferee must execute a written agreement permitting the Company to withhold from the shares subject to the Stock Option a number of shares having a Market Value at least equal to the amount of any federal, state or local withholding or other taxes associated with or resulting from the exercise of a Stock Option. All provisions of a Stock Option that are determined with reference to the Participant, including without limitation those that refer to the Participant’s employment with the Company or its Subsidiaries, shall continue to be determined with reference to the Participant after any transfer of a Stock Option.

(b)           Other Restrictions.  The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to the exercise of a Stock Option under the Plan as the Committee deems advisable, including, without limitation, holding periods or further transfer restrictions, forfeiture or “claw-back” provisions, and restrictions under applicable federal or state securities laws.

5.8           Termination of Employment or Cessation of Service.  Unless the Committee otherwise consents or permits (before or after the stock option grant) or unless the stock option agreement or grant provides otherwise:

(a)           General.  If a Participant ceases to be a Director, Consultant or an Employee for any reason other than the Participant’s death, Disability, or termination for Cause, the Participant may exercise his or her Stock Options in accordance with their terms for a period of three months after such termination of employment or cessation of service, but only to the extent the Participant was entitled to exercise the Stock Options on the date of termination or cessation.

(b)           Death.  If a Participant dies either while an Employee, Consultant or Director or after the termination of employment or cessation of service other than for Cause but during the time when the Participant could have exercised a Stock Option, the Stock Option issued to such Participant shall be exercisable in accordance with its terms by the personal representative of such Participant or other successor to the interest of the Participant for one year after the Participant’s death, but only to the extent that the Participant was entitled to exercise the Stock Option on the date of death, termination of employment or cessation of service, whichever first occurred, and not beyond the original terms of the Stock Option.

(c)           Disability.  If a Participant ceases to be an Employee, Consultant or Director of the Company or one of its Subsidiaries due to the Participant’s Disability, the Participant may exercise his or her Stock Options in accordance with their terms for one year following such termination of employment or cessation of service, but only to the extent that the Participant was entitled to exercise the Stock Options on the date of such event and not beyond the original terms of the Stock Options.

(d)           Termination for Cause.  If a Participant’s employment is terminated for Cause, a Consultant's services are terminated for Cause, or a Participant is removed as a Director for Cause, the Participant shall have no further right to exercise any Stock Options previously granted and all of the Participant’s outstanding Stock Options shall automatically be forfeited and returned to the Company.  The Committee or officers designated by the Committee shall have absolute discretion to determine whether a termination or removal is for Cause.

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SECTION VI.
RESTRICTED STOCK

6.1           Grant.  Subject to the limitations set forth in Sections 4.1 and 4.2 of the Plan, Restricted Stock may be granted to Participants under the Plan. Shares of Restricted Stock are shares of Common Stock the retention, vesting and/or transferability of which is subject, during specified periods of time, to such conditions (including continued employment and/or achievement of one or more performance goals established by the Committee pursuant to Section VIII) and terms as the Committee deems appropriate, but in no case shall the Committee provide for any deferral of compensation after such conditions and terms are satisfied.  To the extent determined by the Committee, Restricted Stock may be satisfied or settled in cash, in shares of Common Stock or in a combination thereof.  Restricted Stock granted pursuant to the Plan need not be identical but shall be consistent with the terms of the Plan.  Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which awards of Restricted Stock shall be sold or awarded to a Participant, which may vary from time to time and among Participants.

6.2           Restricted Stock Agreements.  Awards of Restricted Stock shall be evidenced by restricted stock agreements or certificates of award containing such terms and conditions, consistent with the provisions of the Plan, as the Committee shall from time to time determine. Shares of Restricted Stock not evidenced by a certificate shall be recorded in “book entry” form in the Company’s stock records.  Unless the restricted stock agreement or certificate of award provides otherwise, awards of Restricted Stock shall be subject to the terms and conditions set forth in this Section VI.

6.3           Vesting.  The grant, issuance, retention and vesting of shares of Restricted Stock shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee.  The Committee shall have the right to make the timing of the grant and/or issuance of, the ability to retain and the vesting and/or the settlement of shares of Restricted Stock subject to continued employment, passage of time and/or Performance Measures as deemed appropriate by the Committee.  In no event shall the grant, issuance, retention, vesting or settlement of shares of Restricted Stock that is based on Performance Measures or a level of achievement measured against Performance Measures be subject to a performance period of less than one year.  No condition that is based upon continued employment or the passage of time shall provide for vesting or settlement in full of Restricted Stock over a period of less than one (1) year from the date the Award is made, other than as a result of or upon the death or Disability of the Participant or a Change in Control.

6.4           Termination of Employment or Directorship Status.  Unless the Committee otherwise consents or permits (before or after the grant or Restricted Stock) or unless the restricted stock agreement or grant provides otherwise:

(a)           General.  Except as set forth in Section 6.4(b) below, if a Participant ceases to be a Director, Consultant or Employee during the Restricted Period, the Participant shall have no further right to retain or receive any Restricted Stock and all Restricted Stock still subject to restrictions at the date of such termination shall automatically be forfeited and returned to the Company.

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(b)           Death or Disability.  If (i) a Participant’s employment or service with the Company is terminated because of death or Disability during the Restricted Period, or (ii) the Company terminates a Participant’s employment or service other than for Cause, then all restrictions remaining on any or all shares of Restricted Stock shall terminate automatically with respect to that respective number of such shares (rounded to the nearest whole number) equal to the respective total number of such shares granted to such Participant multiplied by the number of full months that have elapsed since the date of grant divided by the total number of full months in the respective Restricted Period. All remaining shares of Restricted Stock shall be forfeited and returned to the Company.  The Committee may, in its sole discretion, waive the restrictions remaining on and forfeiture of any or all such remaining shares of Restricted Stock either before or after the death or Disability of the Participant.  Any termination of a Participant because of Disability shall be deemed a termination by the Participant.

6.5           Restrictions on Transferability.

(a)           General.  Unless the Committee otherwise consents or permits or unless the terms of the restricted stock agreement or grant provide otherwise: (i) shares of Restricted Stock may not be sold, exchanged, transferred, pledged, assigned or otherwise alienated or hypothecated during the Restricted Period except by will or the laws of descent and distribution; and (ii) all rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or his or her guardian or legal representative.

(b)           2-Year Holding Period.  Unless the Committee otherwise consents or permits or unless the terms of the restricted stock agreement or grant provide otherwise, a Participant shall not sell, transfer, pledge or otherwise alienate or hypothecate shares of Common Stock acquired pursuant to an award of Restricted Stock for a period of two (2) years after the end of the Restricted Period.

(c)           Other Restrictions.  The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to an award of Restricted Stock under the Plan as the Committee considers advisable, including, without limitation, holding periods or further transfer restrictions, forfeiture or “claw-back” provisions, and restrictions under applicable federal or state securities laws.

6.6           Legending of Restricted Stock.  In addition to any other legend that may be set forth on a Participant’s share certificate, any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

The shares represented by this certificate were issued subject to certain restrictions under the Diversified Restaurant Holdings, Inc. Stock Incentive Plan of 2011 (the “Plan”). This certificate is held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement and that provides for forfeiture upon certain events.  Copies of the Plan and the restricted stock agreement are on file in the office of the Secretary of the Company.

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The Committee may require that certificates representing shares of Restricted Stock be retained and held in escrow by a designated employee or agent of the Company or any Subsidiary until any restrictions applicable to shares of Restricted Stock so retained have been satisfied or lapsed.

6.7           Rights as a Shareholder.  A Participant shall have all dividend, liquidation and other rights with respect to Restricted Stock held of record by such Participant as if the Participant held unrestricted Common Stock; provided, that the unvested portion of any award of Restricted Stock shall be subject to any restrictions on transferability or risks of forfeiture imposed pursuant to this Section VI and the terms and conditions set forth in the Participant’s restricted stock agreement.  Unless the Committee determines otherwise or unless the terms of the applicable restricted stock agreement or grant provide otherwise, any noncash dividends or distributions paid with respect to shares of unvested Restricted Stock shall be subject to the same restrictions and vesting schedule as the shares to which such dividends or distributions relate.  Any dividend payment with respect to Restricted Stock shall be made no later than the end of the calendar year in which the dividends are paid to shareholders, or, if later, the 15th day of the third month following the date the dividends are paid to shareholders.

6.8           Voting Rights. Unless otherwise determined by the Committee, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Restricted Period.

SECTION VII.
CHANGE IN CONTROL

7.1           Acceleration of Vesting. If a Change in Control of the Company occurs, then, unless the Committee or the Board otherwise determines and expressly states in the agreements governing one or more Incentive Awards, without action by the Committee or the Board: (a) all outstanding Stock Options shall become vested and exercisable in full immediately prior to the effective time of a Change in Control and shall remain exercisable during the remaining terms thereof, regardless of whether the Participants to whom such Stock Options have been granted remain in the employ or service of the Company or any Subsidiary; and (b) all other outstanding Incentive Awards shall become immediately fully vested and exercisable and nonforfeitable.

7.2           Cash Payment for Stock Options.  If a Change in Control of the Company occurs, then the Committee, in its sole discretion and without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Stock Options shall receive, with respect to and in lieu of some or all of the shares of Common Stock subject to such Stock Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the greater of (a) the highest sales price of the shares on Nasdaq on the date immediately prior to the effective date of such Change in Control of the Company or (b) the highest price per share actually paid in connection with any Change in Control of the Company, over the exercise price per share of such Stock Options.  Upon a Participant’s receipt of such amount with respect to some or all of his or her Stock Options, the respective Stock Options shall be cancelled and may no longer be exercised by such Participant.

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SECTION VIII.
PERFORMANCE MEASURES

8.1           Performance Measures.  Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Section VIII, the performance goals upon which the payment or vesting of an Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be based shall be limited to the following Performance Measures:

(a)           Net income (before or after taxes, interest, depreciation, and/or amortization);
(b)           Net income per share;
(c)           Return on equity;
(d)           Cash earnings;
(e)           Cash earnings per share (reflecting dilution of the Common Stock as the Committee deems appropriate and, if the Committee so determines, net of or including dividends);
(f)            Cash earnings return on equity;
(g)           Operating income;
(h)           Operating income per share;
(i)            Operating income return on equity;
(j)            Return on assets;
(k)           Cash flow;
(l)            Cash flow return on capital;
(m)          Return on capital;
(n)           Productivity ratios;
(o)           Share price (including without limitation growth measures, total shareholder return or comparison to indices);
(p)           Expense or cost levels;
(q)           Margins;
(r)            Customer satisfaction, satisfaction based on specified objective goals or a Company-sponsored customer survey;
(s)           Economic value added measurements; and
(t)            Market share or market penetration with respect to specific designated products or services, product or service groups and/or specific geographic areas.

One or more Performance Measures may be used to measure the performance of one or more of the Company, its Subsidiaries, its Affiliates or any combination of the foregoing, compared to pre-determined levels, as the Committee may deem appropriate, or compared to the performance of a pre-established peer group, or published or special index that the Committee, in its sole discretion, deems appropriate.  The Committee also has the authority to provide for accelerated vesting of any Incentive Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section VIII.

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8.2           Evaluation of Performance.  The Committee may provide in any such Incentive Award that any evaluation of Performance may include or exclude any of the following events or their effects that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 225-20 “Extraordinary and Unusual Items” and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable fiscal year, (f) acquisitions, mergers, divestitures or accounting changes, (g) amortization of goodwill or other intangible assets, (h) discontinued operations, and (i) other special charges or extraordinary items. To the extent such inclusions or exclusions affect Incentive Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

8.3           Committee Discretion.  In the event that applicable tax laws, securities laws, or both, change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Incentive Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and may base vesting on Performance Measures other than those set forth in Section 8.1.

8.4           Adjustment of Performance-Based Compensation.  Incentive Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be increased or adjusted upward.  The Committee shall retain the discretion to decrease or adjust such Incentive Awards downward, and such Incentive Awards may be forfeited in whole or in part.

8.5           Performance-Based Compensation Conditioned on Performance.  Payment of Performance-Based Compensation to a Participant for a Performance Period under this Plan shall be entirely contingent upon achievement of the performance goals established by the Committee pursuant to this Section VIII, the satisfaction of which must be substantially uncertain when established by the Committee for the Performance Period.

8.6           Time of Determination of Performance Goals by Committee.  All performance goals to be made by the Committee for a Performance Period pursuant to this Section VIII shall be established in writing by the Committee during the first 90 days of such Performance Period and before 25% of the Performance Period has elapsed.

8.7           Section 162(m) Purpose.  It is intended that the Plan may provide performance-based compensation under Section 162(m) of the Code, and the Plan shall be interpreted, administered and amended if necessary to achieve that purpose.

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8.8           Objective Standards.  Performance-Based Compensation shall be based solely upon objective criteria, consistent with this Section VIII, from which an independent third party with knowledge of the facts could determine whether the performance goal or range of goals is met and from that determination could calculate the Performance-Based Compensation to be paid.  Although the Committee has authority to exercise reasonable discretion to interpret this Plan and the criteria it shall specify pursuant to this Section VIII of the Plan, it may not amend or waive such criteria after the 90th day of the respective Performance Period.  The Committee shall have no authority or discretion to increase any Performance-Based Compensation or to construct, modify or apply the measurement of a Participant’s Performance in a manner that will directly or indirectly increase the Performance-Based Compensation for the Participant for any Performance Period above the amount determined by the applicable objective standards established within the time period set forth in Section 8.6.

SECTION IX.
GENERAL PROVISIONS

9.1           No Rights to Incentive Awards.  No Participant or other person shall have any claim to be granted any Incentive Award under the Plan and there is no obligation of uniformity of treatment of Participants or holders or beneficiaries of Incentive Awards under the Plan. The terms and conditions of Incentive Awards of the same type and the determination of the Committee to grant a waiver or modification of any Incentive Award and the terms and conditions thereof need not be the same with respect to each Participant or the same Participant.

9.2           Withholding.  The Company or a Subsidiary shall be entitled to: (a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state, local and other withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, taxes on income deemed to be recognized as a result of grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of Common Stock received upon exercise of an incentive stock option; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Incentive Award. Unless the Committee determines otherwise, withholding may be satisfied by withholding Common Stock to be received upon exercise or vesting of an Incentive Award or by delivery to the Company of previously owned Common Stock.  The Company may establish such rules and procedures concerning timing of any withholding election as it deems appropriate.  In addition, the Company may reasonably delay the issuance or delivery of shares of Common Stock pursuant to an Incentive Award as it determines appropriate to address tax withholding and other administrative matters.

9.3           Compliance with Laws; Listing and Registration of Shares.  All Incentive Awards granted under the Plan (and all issuances of Common Stock or other securities under the Plan) shall be subject to all applicable laws, rules and regulations, and to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Incentive Award or the issuance or purchase of shares thereunder, such Incentive Award may not be exercised in whole or in part, or the restrictions on such Incentive Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

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9.4           No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting, continuing in effect or discontinuing other or additional compensation arrangements, including the grant of Stock Options and other stock-based and stock-related awards, and such arrangements may be either generally applicable or applicable only in specific cases.

9.5           No Right to Employment.  The grant of an Incentive Award shall not be construed as giving a Participant the right to be retained as an Employee, Consultant or Director of the Company or any Subsidiary.  The Company or any Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any written agreement with the Participant.

9.6           No Liability of Company.  The Company and any Subsidiary or Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (a) the non-issuance or non-sale of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; (b) any tax consequence to any Participant or other person due to the receipt, exercise or settlement of any Incentive Award granted hereunder; and (c) any provision of law or legal restriction that prohibits or restricts the transfer of shares of Common Stock issued pursuant to any Incentive Award.

9.7           Suspension of Rights under Incentive Awards.  The Company, by written notice to a Participant, may suspend a Participant’s and any transferee’s rights under any Incentive Award for a period not to exceed 60 days while the termination for Cause of that Participant’s employment or service with the Company and its Subsidiaries is under consideration or while the removal for Cause of the Participant as a Director is under consideration.

9.8           Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

9.9           Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, unless such construction would cause the Plan to fail in its essential purposes.

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SECTION X.
TERMINATION AND AMENDMENT

10.1           Board and Committee Actions.  The Board may terminate the Plan at any time or may from time to time amend or alter the Plan or any aspect of it; provided, that no such amendment may be made, without the approval of shareholders of the Company, that would (i) except as provided in Section 4.3, reduce the exercise price at which Stock Options may be granted below the prices provided for in Section 5.3, (ii) except as provided in Section 4.3, reduce the exercise price of outstanding Stock Options, (iii) increase the individual maximum limits in Section 4.2, or (iv) otherwise amend the Plan in any manner requiring shareholder approval by law or, if the Company is then subject to the Nasdaq listing requirements, under Nasdaq listing requirements or other applicable Nasdaq rules.

10.2           No Impairment.  Notwithstanding anything to the contrary in Section 10.1, no such amendment or alteration to the Plan or to any previously granted award agreement or Incentive Award shall be made which would impair the rights of the holder of the Incentive Award, without such holder’s consent; provided, that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change in Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Incentive Award to satisfy any law or regulation or to meet the requirements of or avoid adverse tax or financial accounting consequences under any tax or accounting standard, law or regulation.

SECTION XI.
EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall take effect January 27, 2011, the date that it was adopted by the Board of Directors. The Plan was subsequently approved by the shareholders on February 8, 2011.  Unless earlier terminated by the Board of Directors, no Incentive Award shall be granted under the Plan after January 27, 2021.

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APPENDIX B

DIVERSIFIED RESTAURANT HOLDINGS, INC.
EMPLOYEE STOCK DISCOUNT PURCHASE PLAN

1.           Purpose.  The purpose of this Diversified Restaurant Holdings, Inc. Employee Stock Discount Purchase Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions or by periodic lump sum contributions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended.  The provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 and related sections of the Code.

2.           Definitions.

(a)           "Administrator" shall mean the Board or a committee of the Board as designated pursuant to Section 14.

(b)           "Board" shall mean the Company's Board of Directors.

(c)           "Code" shall mean the Internal Revenue Code of 1986, as amended.

(d)           "Common Stock" shall mean the Common Stock, $.0001 par value, of the Company.

(e)           "Company" shall mean Diversified Restaurant Holdings, Inc., a Nevada corporation, and any Designated Subsidiary of the Company.

(f)           "Compensation" shall mean all cash compensation received by an Employee from the Company or a Designated Subsidiary and includable in the Employee's gross income for federal income tax purposes, other than any taxable reimbursements. By way of illustration, but not limitation, "Compensation" shall include regular compensation such as salary, wages, overtime, shift differentials, bonuses, commissions, and incentive compensation, but shall exclude relocation reimbursements, expense reimbursements, tuition or other reimbursements, and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary.

(g)           "Designated Subsidiary" shall mean any Subsidiary of the Company designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(h)           "Employee" shall mean any individual who is an employee of the Company for tax purposes.  For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company, except that where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by either statute or contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

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(i)           "Fair Market Value" shall equal the closing price of Common Stock reported on Nasdaq on the relevant date, or if Nasdaq is closed on that date, the last preceding date on which Nasdaq was open for trading and on which shares of Common Stock were traded. If the Common Stock is not listed on Nasdaq, the Fair Market Value shall be determined by any means deemed fair and reasonable by the Administrator in a manner consistent with the valuation principles of Section 409A of the Code except when the Administrator expressly determines not to use Section 409A valuation principles, which determination shall be final and binding on all parties.

(j)           "Offering Commencement Date" shall mean the first day of each Offering Period.

(k)           "Offering Period" shall mean a period of approximately three months during which funds may be accumulated for the exercise of option, commencing and ending as follows. The quarterly periods shall be linked to the Company's fiscal quarters.  The first date of each quarterly Offering Period shall begin on the first day of the Company's fiscal quarter (for example, on March 28, 2011) and shall end on the last day of such fiscal quarter (for example, on June 26, 2011).  The duration of Offering Periods may be changed by the Board pursuant to Section 4 of this Plan.

(l)           "Parent" shall mean a corporation, domestic or foreign, that owns not less than 50% of the voting shares of the Company or of another Parent, whether or not such corporation now exists or is hereafter organized or acquires the Company or a Parent.

(m)           "Participant" shall mean an eligible Employee who has elected to participate in the Plan.

(n)           "Plan" shall mean this Diversified Restaurant Holdings, Inc. Employee Stock Discount Purchase Plan, as amended from time to time.

(o)           "Purchase Date" shall mean the last day of each Offering Period.

(p)           "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Offering Commencement Date or on the Purchase Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20 of this Plan.

(q)           "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan, but not yet placed under option.

(r)           "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or another Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

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(s)           "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.           Eligibility.

(a)           Any Employee employed by the Company on a given Offering Commencement Date shall be eligible to participate in the Plan, except:

(1)           Any Employee employed by the Company for less than two (2) years before the applicable Offering Commencement Date;

(2)           Any Employee whose customary employment is less than 20 hours per week; and

(3)           Any Employee whose customary employment is not more than five (5) months in any calendar year.

(b)           Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (including by attribution under Code Section 424(d)) would own capital stock of the Company and/or held outstanding options to purchase stock of the Company constituting in the aggregate five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company, or (ii) to the extent that his or her option rights to purchase stock under this Plan and any other employee stock purchase plans of the Company and its subsidiaries exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) in the aggregate for each calendar year in which such option right is outstanding at any time.

4.           Offering Periods.  The Plan shall be implemented by consecutive Offering Periods of approximately three (3) months' duration, with the first Offering Period commencing on March 28, 2011, which is the first day of the Company's fiscal quarter beginning after the adoption of this Plan, and with subsequent Offering Periods to commence on the first day of each following fiscal quarter, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20.  If the last day of such fiscal quarter is not a Trading Day, then the last day of the Offering Period shall be the immediately succeeding Trading Day, and the first day of the next quarterly Offering Period shall be the day next following such Trading Day.  The Company will notify employees annually of the beginning and ending dates of the quarterly Offering Periods.  The Board shall have the power to change the duration and timing of Offering Periods with respect to future offerings without shareholder approval.

5.           Participation.

(a)           An eligible Employee may become a Participant in the Plan by completing an enrollment form authorizing regular payroll deductions in the form provided by the Administrator and filing it with the designated human resources representative of the Company before the applicable Offering Commencement Date, unless a later time for submission is set by the Board for all eligible Employees with respect to a given Offering Period.

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(b)           Regular payroll deductions for a Participant shall commence on the first payroll date occurring on or after the applicable Offering Commencement Date and shall end on the last payroll date occurring on or before the Purchase Date of the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10.

(c)           Subject to the limitations of Section 3(b), an eligible Employee may also elect to become a Participant in the Plan by completing an enrollment form before the applicable Offering Commencement Date authorizing a one-time deduction of up to 100% of any bonus payment (net of taxes and required withholdings) made during an Offering Period (a "lump sum payroll deduction").  Regular payroll deductions and lump sum payroll deductions are referred to in this Plan as "payroll deductions."

6.           Payroll Deductions.

(a)           At the time a Participant files his or her enrollment form, the Participant shall elect to have regular payroll deductions made on each pay day during the Offering Period in an amount equal to a whole percentage (e.g., 1%, 2%, etc.), but not exceeding fifteen percent (15%), of the Compensation that he or she receives on each pay day during the Offering Period.  In addition, a Participant may authorize a one-time lump sum payroll deduction of up to 100% of a bonus payment (net of taxes and required withholdings) by completing an authorization form before the applicable Offering Commencement Date.  Such lump sum payroll deduction authorization shall not apply to any subsequent bonus payment.

(b)           All payroll deductions made for a Participant shall be credited to his or her account under the Plan.  A Participant may not make any additional payments into such account. A Participant's account shall be only a bookkeeping account maintained by the Company, and neither the Company nor any Subsidiary shall be obligated to segregate or hold in trust or escrow any funds in a Participant's account.  Except for amounts not expended because of the Plan rule that fractional shares shall not be purchased, no amount of accumulated payroll deductions shall be carried over with respect to any Participant from the end of one Offering Period to the beginning of another.

(c)           A Participant may discontinue his or her participation in the Plan as provided in Section 10.  A Participant may increase or decrease his or her payroll deductions during an Offering Period as of the first day of the first full payroll period following receipt of the required form by the designated human resources representative, in the time and manner prescribed by the Administrator.  A Participant's enrollment form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10.

(d)           Notwithstanding the foregoing, to the extent necessary to comply with the limitations of Code Section 423(b)(8) and Section 3(b), a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.  In such event, payroll deductions shall recommence at the rate provided in such Participant's enrollment form at the beginning of the first Offering Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

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(e)           At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for federal, state, or other tax withholding obligations, if any, arising upon the exercise of the option or the disposition of the Common Stock.  The Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations related to the Participant's tax obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee that may be available to it.

7.           Grant of Option.  Effective on the Offering Commencement Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Purchase Date of such Offering Period, at the applicable Purchase Price, a number of shares of the Company's Common Stock determined by dividing such Employee's total payroll deductions actually made before such Purchase Date and retained in the Participant's account as of the Purchase Date by the applicable Purchase Price without adjustment for changes in the Compensation of the Participant.

8.           Exercise of Option.  Unless a Participant withdraws from the Plan as provided in Section 10, or except to the extent that the limitation of Code Section 423(b)(8) would otherwise be violated, his or her option for the purchase of shares shall be exercised automatically on the Purchase Date, and the maximum number of full shares subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in the Participant's account.  No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's account that are insufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant's account after the Purchase Date shall be returned to the Participant. During a Participant's lifetime, a Participant's option to purchase shares under this Plan is exercisable only by him or her.

9.           Delivery.  As promptly as practicable after each Purchase Date on which a purchase of shares occurs, the Administrator shall arrange for the delivery to each Participant or his or her broker, or to a broker designated by the Administrator, of a stock certificate evidencing the shares purchased upon exercise of the option.

10.           Withdrawal.

(a)           A Participant may withdraw all, but not less than all, the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time on or before fifteen (15) calendar days before the Purchase Date by giving written notice to the designated human resources representative of the Company in the form provided by the Administrator. All of the Participant's payroll deductions credited to his or her account shall be paid to such Participant promptly after receipt of notice of withdrawal, such Participant's option for the Offering Period shall automatically be terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period.  If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period or any Offering Period thereafter unless the Participant delivers to the Administrator a new enrollment form.

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(b)           A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any succeeding Offering Period commencing after the termination of the Offering Period from which the Participant withdraws.

11.           Termination of Employment.  Upon a Participant's ceasing to be an Employee for any reason at any time on or before an Purchase Date of an Offering Period, he or she shall be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such Participant's account during such Offering Period shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant's option shall be automatically terminated.

12.           No Interest.  No interest shall accrue or be payable on the payroll deductions of a Participant in the Plan.

13.           Stock.

(a)           The shares of Common Stock to be sold to Participants under the Plan may, at the election of the Company, be either treasury shares or shares originally issued by the Company.

(b)           Subject to adjustment upon changes in capitalization of the Company as provided in Section 19, the maximum number of shares of the Company's Common Stock available for sale under the Plan shall be 250,000 shares. If on a given Purchase Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(c)           A Participant shall have no interest or voting rights in shares covered by his or her option or in any dividends declared by the Company in respect of its outstanding Common Stock until such option has been exercised.

(d)           Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or her spouse, as designated by the Participant.

14.           Administration.  The Plan shall be administered by the Board or a designated committee of members of the Board appointed by the Board (the "Administrator"). Initially, the Board has designated the Compensation Committee of the Board of Directors as responsible for administering the Plan. The Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to delegate certain of its duties to an agent to facilitate the purchase and transfer of shares and to otherwise assist in the administration of the Plan.  Every finding, decision, and determination made by the Administrator shall, to the fullest extent permitted by law, be final and binding upon all parties.

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15.           Designation of Beneficiary.

(a)           A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Purchase Date on which the option is exercised, but before delivery to such Participant of such shares and cash.  In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death before exercise of the option.

(b)           Such designation of beneficiary may be changed by the Participant at any time by written notice.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant or, if to the best of the Company's knowledge no such executor or administrator has been appointed, the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate.

16.           Transferability.  Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the Participant.  Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

17.           Use of Funds.  All payroll deductions received or held by the Company under the Plan shall be general corporate funds and as such may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or pay interest thereon.

18.           Reports.  Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased, and the remaining cash balance, if any.

19.           Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger, or Asset Sale.

(a)           Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each Participant may purchase per Offering Period, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."  Such adjustment shall be made by the Board, whose determination in that respect shall be final and binding on all parties.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or of securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

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(b)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date"), and shall terminate immediately before the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board.  The New Purchase Date shall be before the date of the Company's proposed dissolution or liquidation.  The Board shall notify each Participant in writing, at least ten (10) business days before the New Purchase Date, that the Purchase Date for the Participant's option has been changed to the New Purchase Date and that the Participant's option shall be exercised automatically on the New Purchase Date, unless before such date the Participant has withdrawn from the Offering Period as provided in Section 10.

(c)           Merger or Asset Sale.  In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed, or an equivalent option substituted, by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume the option or substitute equivalent options, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date").  The New Purchase Date shall be before the date of the Company's proposed sale or merger.  The Board shall notify each Participant in writing, at least ten (10) business days before the New Purchase Date, that the Purchase Date for the Participant's option has been changed to the New Purchase Date and that the Participant's option shall be exercised automatically on the New Purchase Date, unless before such date the Participant has withdrawn from the Offering Period as provided in Section 10.

20.           Amendment and Termination.

(a)           The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Purchase Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders.  Except as provided in Section 19 and this Section 20, no amendment may make any change in any option theretofore granted that adversely affects the rights of any Participant.  To the extent necessary to comply with Code Section 423 (or any other applicable law, regulation, or stock exchange rule), the Company shall obtain shareholder approval in such manner and to such degree as required.

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(b)           Without shareholder consent and without regard to whether any Participant's rights may be considered to have been "adversely affected," the Board shall be entitled to: change the Offering Periods, the maximum amount of permitted payroll deductions, and the frequency and/or number of permitted changes in the amount withheld during an Offering Period; permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections; establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation; and establish such other limitations and procedures as the Board determines in its sole discretion are advisable.

(c)           In the event that the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

(1)           altering the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price; or

(2)           shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Board action.

Such modifications or amendments shall not require stockholder approval or the consent of any Participants.

21.           Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.           Conditions Upon Issuance of Shares.

(a)           Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange on which the shares may then be listed.

(b)           As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

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23.           Term of Plan.  The Plan shall become effective on January 27, 2011, which is the date that it was adopted by the Board.  The Plan was subsequently approved by the shareholders on February 8, 2011.   The Plan shall continue in effect for a term of ten (10) years unless sooner terminated by the Board pursuant to Section 20.

24.           Additional Restrictions of Rule 16b-3.  The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3.  In the cases of any such persons, this Plan and options issued to such persons shall be deemed to contain, and the shares issued upon exercise of such options shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions on behalf of such persons.

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VOTE BY MAIL Mark, sign and date your proxy and return it in the pre-addressed envelope we have provided. Please do not forget to include proper postage.
Diversified Restaurant Holdings, Inc. ATTN: David G. Burke 27680 Franklin Road Southfield, Michigan 48034

Keep this Portion for your Records
Detach and Return this Portion Only

To Vote, mark blocks below in blue or black ink as follows:

DIVERSIFIED RESTAURANT HOLDINGS, INC. The Board of Directors recommends that you vote “FOR” the following:

Proposal 1. Election of Directors		For All	Withhold All	For all Except	To withhold authority for any individual nominee(s), mark “For All Except” and write the number of the nominee(s) on the lines below:
		□	□	□
Nominees:	(1) T. Michael Ansley	(2) David G. Burke	(3) Jay Alan Dusenberry		(4) Philip Friedman
	(5) David Ligotti	(6) Joseph M. Nowicki	(7) Gregory J. Stevens

The Board of Directors recommends a vote “FOR” each of the following additional proposals:
		For	Against	Abstain
	Proposal 2. Ratification of the Company’s Stock Incentive Plan of 2011	□	□	□
	Proposal 3. Ratification of the Company’s Employee Stock Discount Purchase Plan	□	□	□
	Proposal 4: Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2011	□	□	□
In their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. □
		Yes	No
	Please indicate if you plan to attend this meeting.	□	□

Please sign your name exactly as it appears hereon.    When signing as attorney, executor, administrator, trustee or guardian, please add your title as such.
When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature (Please sign within box)	Date	Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be held on May 26, 2011:
The Proxy Statement and Annual Report are available at www.diversifiedrestaurantholdings.com.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Proxy to be Solicited by the Board of Directors for the Annual Meeting of
Stockholders to be held on May 26, 2011

The undersigned hereby appoints T. Michael Ansley and David G. Burke, and each of them, with power of substitution  in each, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote all of the shares of Diversified Restaurant Holdings, Inc. common stock of the undersigned at the annual meeting  of stockholders of Diversified Restaurant Holdings, Inc. to be held on May 26, 2011, and at any adjournments or postponements of the meeting, with all powers which the undersigned would have if present  at the meeting.

This proxy will be voted as specified by the undersigned.  If no choice is specified, this proxy will be voted as to all shares of the undersigned, FOR the election of all nominees for directors, FOR ratification of the Stock Incentive Plan of 2011, FOR ratification of the Employee Discount Stock Purchase Plan and FOR the ratification of the independent registered public accounting firm, and according to the discretion of the Proxies on any other matters that may properly come before the meeting  or any adjournment  or postponement of the meeting.

Address Changes/Comments:

(if you noted any Address Changes/Comments above, please mark correspondence box on the reverse side.) Continued and to be signed on reverse side